                                                                     EXHIBIT 4.1

                                                                  EXECUTION COPY

================================================================================

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A

                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B LIBOR + 0.09% Asset Backed Notes
                   Class A-3 LIBOR + 0.19% Asset Backed Notes
                   Class A-4 LIBOR + 0.36% Asset Backed Notes
                        Class B 8.00% Asset Backed Notes

                        ---------------------------------

                                    INDENTURE

                            Dated as of March 1, 2003

                       -----------------------------------

                               JPMORGAN CHASE BANK
                                     Trustee

================================================================================

                                TABLE OF CONTENTS

                                                                                                                   Page
                                                                                                                   ----
ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE.............................................................    2

     SECTION 1.1     Definitions.................................................................................    2
     SECTION 1.2     Incorporation by Reference of Trust Indenture Act...........................................   11
     SECTION 1.3     Rules of Construction.......................................................................   12

ARTICLE II THE NOTES.............................................................................................   12

     SECTION 2.1     Form........................................................................................   12
     SECTION 2.2     Execution, Authentication and Delivery......................................................   13
     SECTION 2.3     Temporary Notes.............................................................................   13
     SECTION 2.4     Registration; Registration of Transfer and Exchange.........................................   14
     SECTION 2.5     Mutilated, Destroyed, Lost or Stolen Notes..................................................   16
     SECTION 2.6     Persons Deemed Owner........................................................................   17
     SECTION 2.7     Payment of Principal and Interest; Defaulted Interest.......................................   17
     SECTION 2.8     Cancellation................................................................................   18
     SECTION 2.9     Release of Collateral.......................................................................   18
     SECTION 2.10    Book-Entry Notes............................................................................   18
     SECTION 2.11    Notices to Clearing Agency..................................................................   19
     SECTION 2.12    Definitive Notes............................................................................   19

ARTICLE III COVENANTS............................................................................................   20

     SECTION 3.1     Payment of Principal and Interest...........................................................   20
     SECTION 3.2     Maintenance of Office or Agency.............................................................   20
     SECTION 3.3     Money for Payments to be Held in Trust......................................................   20
     SECTION 3.4     Existence...................................................................................   22
     SECTION 3.5     Protection of Trust Estate..................................................................   22
     SECTION 3.6     Opinions as to Trust Estate.................................................................   23
     SECTION 3.7     Performance of Obligations; Servicing of Receivables........................................   24
     SECTION 3.8     Negative Covenants..........................................................................   24
     SECTION 3.9     Annual Statement as to Compliance...........................................................   25
     SECTION 3.10    Issuer May Consolidate, Etc. Only on Certain Terms..........................................   25
     SECTION 3.11    Successor or Transferee.....................................................................   27
     SECTION 3.12    No Other Business...........................................................................   28
     SECTION 3.13    No Borrowing................................................................................   28
     SECTION 3.14    Servicer's Obligations......................................................................   28
     SECTION 3.15    Guarantees, Loans, Advances and Other Liabilities...........................................   28
     SECTION 3.16    Capital Expenditures........................................................................   28
     SECTION 3.17    Compliance with Laws........................................................................   28
     SECTION 3.18    Restricted Payments.........................................................................   29
     SECTION 3.19    Notice of Events of Default.................................................................   29
     SECTION 3.20    Further Instruments and Acts................................................................   29
     SECTION 3.21    Amendments of Sale and Servicing Agreement and Trust Agreement..............................   29
     SECTION 3.22    Income Tax Characterization.................................................................   29

ARTICLE IV SATISFACTION AND DISCHARGE............................................................................   30

     SECTION 4.1     Satisfaction and Discharge of Indenture.....................................................   30
     SECTION 4.2     Application of Trust Money..................................................................   31
     SECTION 4.3     Repayment of Moneys Held by Note Paying Agent...............................................   31

ARTICLE V REMEDIES...............................................................................................   31

     SECTION 5.1     Events of Default...........................................................................   31
     SECTION 5.2     Rights Upon Event of Default................................................................   33

     SECTION 5.3     Collection of Indebtedness and Suits for Enforcement by Trustee.............................   34
     SECTION 5.4     Remedies....................................................................................   36
     SECTION 5.5     Optional Preservation of the Receivables....................................................   37
     SECTION 5.6     Priorities..................................................................................   38
     SECTION 5.7     Limitation of Suits.........................................................................   39
     SECTION 5.8     Unconditional Rights of Noteholders To Receive Principal and Interest.......................   39
     SECTION 5.9     Restoration of Rights and Remedies..........................................................   40
     SECTION 5.10    Rights and Remedies Cumulative..............................................................   40
     SECTION 5.11    Delay or Omission Not a Waiver..............................................................   40
     SECTION 5.12    Control by Noteholders......................................................................   40
     SECTION 5.13    Waiver of Past Defaults.....................................................................   41
     SECTION 5.14    Undertaking for Costs.......................................................................   41
     SECTION 5.15    Waiver of Stay or Extension Laws............................................................   41
     SECTION 5.16    Action on Notes.............................................................................   42
     SECTION 5.17    Performance and Enforcement of Certain Obligations..........................................   42

ARTICLE VI THE TRUSTEE...........................................................................................   42

     SECTION 6.1     Duties of Trustee...........................................................................   42
     SECTION 6.2     Rights of Trustee...........................................................................   44
     SECTION 6.3     Individual Rights of Trustee................................................................   46
     SECTION 6.4     Trustee's Disclaimer........................................................................   46
     SECTION 6.5     Notice of Defaults..........................................................................   46
     SECTION 6.6     Reports by Trustee to Holders...............................................................   46
     SECTION 6.7     Compensation and Indemnity..................................................................   46
     SECTION 6.8     Replacement of Trustee......................................................................   47
     SECTION 6.9     Successor Trustee by Merger.................................................................   48
     SECTION 6.10    Appointment of Co-Trustee or Separate Trustee...............................................   49
     SECTION 6.11    Eligibility: Disqualification...............................................................   50
     SECTION 6.12    Preferential Collection of Claims Against Issuer............................................   50
     SECTION 6.13    Representations and Warranties of the Trustee...............................................   50
     SECTION 6.14    Waiver of Setoffs...........................................................................   51
     SECTION 6.15    Control by the Controlling Party............................................................   51

ARTICLE VII NOTEHOLDERS' LISTS AND REPORTS.......................................................................   51

     SECTION 7.1     Issuer To Furnish To Trustee Names and Addresses of Noteholders.............................   51
     SECTION 7.2     Preservation of Information; Communications to Noteholders..................................   52
     SECTION 7.3     Reports by Issuer...........................................................................   52
     SECTION 7.4     Reports by Trustee..........................................................................   52

ARTICLE VIII ACCOUNTS, DISBURSEMENTS AND RELEASES................................................................   53

     SECTION 8.1     Collection of Money.........................................................................   53
     SECTION 8.2     Release of Trust Estate.....................................................................   53
     SECTION 8.3     Opinion of Counsel..........................................................................   53

ARTICLE IX SUPPLEMENTAL INDENTURES...............................................................................   54

     SECTION 9.1     Supplemental Indentures Without Consent of Noteholders......................................   54
     SECTION 9.2     Supplemental Indentures with Consent of Noteholders.........................................   55
     SECTION 9.3     Execution of Supplemental Indentures........................................................   57
     SECTION 9.4     Effect of Supplemental Indenture............................................................   57
     SECTION 9.5     Conformity With Trust Indenture Act.........................................................   57
     SECTION 9.6     Reference in Notes to Supplemental Indentures...............................................   57

ARTICLE X REDEMPTION OF NOTES....................................................................................   58

     SECTION 10.1    Redemption..................................................................................   58
     SECTION 10.2    Form of Redemption Notice...................................................................   58
     SECTION 10.3    Notes Payable on Redemption Date............................................................   59

ARTICLE XI MISCELLANEOUS.........................................................................................   59

     SECTION 11.1    Compliance Certificates and Opinions, etc...................................................   59
     SECTION 11.2    Form of Documents Delivered to Trustee......................................................   61
     SECTION 11.3    Acts of Noteholders.........................................................................   61
     SECTION 11.4    Notices, etc., to Trustee, Issuer and Rating Agencies.......................................   62
     SECTION 11.5    Notices to Noteholders; Waiver..............................................................   64
     SECTION 11.6    [Reserved]..................................................................................   64
     SECTION 11.7    Conflict with Trust Indenture Act...........................................................   64
     SECTION 11.8    Effect of Headings and Table of Contents....................................................   64
     SECTION 11.9    Successors and Assigns......................................................................   65
     SECTION 11.10   Separability................................................................................   65
     SECTION 11.11   Benefits of Indenture.......................................................................   65
     SECTION 11.12   Legal Holidays..............................................................................   65
     SECTION 11.13   GOVERNING LAW...............................................................................   66
     SECTION 11.14   Counterparts................................................................................   66
     SECTION 11.15   Recording of Indenture......................................................................   66
     SECTION 11.16   Trust Obligation............................................................................   66
     SECTION 11.17   Limitation of Liability of Owner Trustee....................................................   67
     SECTION 11.18   No Petition.................................................................................   67
     SECTION 11.19   Inspection..................................................................................   67

EXHIBITS

     EXHIBIT A-1     Form of Class A-1 Note
     EXHIBIT A-2-A   Form of Class A-2-A Note
     EXHIBIT A-2-B   Form of Class A-2-B Note
     EXHIBIT A-3     Form of Class A-3 Note
     EXHIBIT A-4     Form of Class A-4 Note
     EXHIBIT B       Form of Class B Note
     EXHIBIT C       FORM OF CERTIFICATE AS TO INITIAL PURCHASE
     EXHIBIT D       FORM OF QUALIFIED INSTITUTIONAL BUYER TRANSFEREE'S CERTIFICATE

                              CROSS-REFERENCE TABLE

                  Cross-reference sheet showing the location in the Indenture of the provisions inserted pursuant to Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939.(1)

                            Trust Indenture Act of 1939                            Indenture Section
                            ---------------------------                            -----------------
Section 310
       (a)(1).................................................................           6.11
       (a)(2).................................................................           6.11
       (a)(3).................................................................           6.10
       (a)(4).................................................................      Not Applicable
       (a)(5).................................................................           6.11
       (b)....................................................................            6.9
       (c)....................................................................      Not Applicable
Section 311
       (a)....................................................................           6.12
       (b)....................................................................           6.12
       (c)....................................................................      Not Applicable
Section 312
       (a)....................................................................        7.1, 7.2(a)
       (b)....................................................................          7.2(b)
       (c)....................................................................          7.2(c)
Section 313
       (a)....................................................................          7.3(a)
       (b)....................................................................          7.3(a)
       (c)....................................................................        7.3(a), 7.4
       (d)....................................................................          7.3(a)
Section 314
       (a)(1).................................................................          7.3(a)
       (a)(2).................................................................          7.3(a)
       (a)(3).................................................................            8.2
       (a)(4).................................................................            8.2
       (b)(1).................................................................           11.1
       (b)(2).................................................................            3.6
       (c)(1).................................................................       4.1, 8.2, 11.1
       (c)(2)                                                                       4.1, 8.2, 11.1
       (c)(3).................................................................            8.2
       (d)(1).................................................................           11.1
       (d)(2).................................................................           11.1
       (d)(3).................................................................           11.1
       (e)....................................................................          11.1(a)

-----------------------

(1)    This Cross-Reference Table is not part of the Indenture.

Section 315
       (a)....................................................................     6.1(b), 6.1(c)(i)
       (b)....................................................................         6.5, 11.5
       (c)....................................................................          6.1(a)
       (d)(1).................................................................      6.1(b), 6.1(c)
       (d)(2).................................................................        6.1(c)(ii)
       (d)(3).................................................................        6.1(c)(iii)
       (e)....................................................................           5.14
Section 316
       (a)....................................................................            5.3
       (b)....................................................................            5.8
       (c)....................................................................         7.1, 10.2
Section 317
       (a)(1).................................................................            5.3
       (a)(2).................................................................            5.6
       (b)....................................................................            3.1
Section 318
       (a)....................................................................           11.7

                  INDENTURE dated as of March 1, 2003, between TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A, a Delaware statutory trust (the "Issuer"), and JPMORGAN CHASE BANK, a New York banking corporation, as indenture trustee (the "Trustee").

                  Each party agrees as follows for the benefit of the other party and for the benefit of the Holders of the Issuer's Class A-1 1.25% Asset Backed Notes (the "Class A-1 Notes"), the Class A-2-A 1.49% Asset Backed Notes (the "Class A-2-A Notes"), the Class A-2-B LIBOR + 0.09% Asset Backed Notes (the "Class A-2-B Notes), the Class A-3 LIBOR + 0.19% Asset Backed Notes (the "Class A-3 Notes), the Class A-4 LIBOR +0.36% Asset Backed Notes (the "Class A-4 Notes", and collectively with the Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes and the Class A-3 Notes, the "Class A Notes") and the Class B 8.00% Asset Backed Notes (the "Class B Notes" and collectively with the Class A Notes, the "Notes").

                  As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Trustee on behalf of the Noteholders.

                  Ambac Assurance Corporation (the "Insurer") has issued and delivered a financial guaranty insurance policy, dated the Closing Date (with endorsements, the "Note Policy"), pursuant to which the Insurer guarantees Policy Claim Amounts , as defined in the Note Policy.

                  As an inducement to the Insurer to issue and deliver the Note Policy, the Issuer and the Insurer have executed and delivered the Insurance and Indemnity Agreement, dated as of March 26, 2003 (as amended from time to time, the "Insurance Agreement"), among the Insurer, the Issuer, the Trustee, Triad Financial Corporation and Triad Financial Special Purpose LLC.

                  As an additional inducement to the Insurer to issue the Note Policy, and as security for the performance by the Issuer of the Insurer Issuer Secured Obligations and as security for the performance by the Issuer of the Trustee Issuer Secured Obligations, the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Trustee for the benefit of the Issuer Secured Parties, as their respective interests may appear.

                                 GRANTING CLAUSE

                  The Issuer hereby Grants to the Trustee at the Closing Date, for the benefit of the Issuer Secured Parties, all of the Issuer's right, title and interest in and to (a) the Receivables; (b) an assignment of the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (c) with respect to the Receivables, the right to cause the related Dealer or Third-Party Lender to repurchase such Receivables, as a result of a breach of representation or warranty in the related Dealer Agreement or the related Auto Loan Purchase and Sale Agreement respectively; (d) all rights under any Service Contracts on the related Financed Vehicles; (e) any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors; (f) the Trust Accounts and all funds on deposit from time to time in the Trust Accounts, and in all investments and proceeds thereof and all rights of the Issuer therein (including all income thereon); (g) the Issuer's rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, including the delivery requirements, representations and warranties and the cure and repurchase obligations of Triad under the Purchase Agreement; (h) all items contained in the Receivable Files and any and all other documents that Triad keeps on file in accordance with its customary procedures relating to the Receivables, the Obligors or the Financed Vehicles, (i) the Issuer's rights and benefits, but none of its obligations or burdens, under the Sale and Servicing Agreement (including all rights of the Depositor under the Purchase Agreement)
(j) the Issuer's rights and benefits, but none of its obligations or burdens under the Swap Agreement and; and (k) all present and future claims, demands, causes and choses of action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

                  The foregoing Grant is made in trust to the Trustee on behalf of the Noteholders and for the benefit of the Insurer. The Trustee hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the end that the interests of such parties, recognizing the priorities of their respective interests may be adequately and effectively protected.

                                   ARTICLE I

                   Definitions and Incorporation by Reference

                  SECTION 1.1       Definitions.

   Ecept as otherwise specified herein, the following terms have the respective meanings set forth below for all purposes of this Indenture.

                  "Act" has the meaning specified in Section 11.3(a).

                  "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. A Person will not be deemed to be an Affiliate of any person solely because such other Person has the contractual right or obligation to manage such Person unless such other Person controls such Person through equity ownership or otherwise.

                  "Authorized Officer" means, with respect to the Issuer and the Servicer, any officer or agent acting pursuant to a power of attorney of the Owner Trustee or the Servicer, as applicable, who is authorized to act for the Owner Trustee or the Servicer, as applicable, in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee and the Servicer to the Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

                  "Basic Documents" means this Indenture, the Certificate of Trust, the Trust Agreement, as amended, the Sale and Servicing Agreement, the Insurance Agreement, the Purchase Agreement, the Swap Agreement and other documents and certificates delivered in connection therewith.

                  "Benefit Plan Entity" has the meaning specified in Section
2.4.

                  "Book Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which will be made through book entries by a Clearing Agency as described in Section 2.10. The Class A Notes will initially be Book Entry Notes.

                  "Business Day" means a day other than a Saturday, a Sunday or other day on which commercial banks located in the states of Delaware, California or New York are authorized or obligated to be closed.

                  "Certificate" means a trust certificate evidencing the beneficial interest of a Certificateholder in the Trust.

                  "Certificateholder" means the Person in whose name a Certificate is registered on the Certificate Register.

                  "Certificate of Trust" means the certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement.

                  "Class A Notes" means, collectively, the Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes and the Class A-4 Notes.

                  "Class A-1 Interest Rate" means 1.25% per annum (computed on the basis of a 360-day year and the actual number of days in the related Interest Period).

                  "Class A-1 Notes" means the Class A-1 1.25% Asset Backed Notes, substantially in the form of Exhibit A-1.

                  "Class A-2 Notes" means, collectively, the Class A-2-A Notes and the Class A-2-B Notes.

                  "Class A-2-A Interest Rate" means 1.59% per annum (computed on the basis of a 360-day year of twelve 30-day months).

                  "Class A-2-A Notes" means the Class A-2-A 1.59% Asset Backed Notes, substantially in the form of Exhibit A-2.

                  "Class A-2-B Interest Rate" means LIBOR + 0.09% per annum (computed on the basis of a 360-day year and the actual number of days in the related Interest Period).

               "Class A-2-B Notes" means the Class A-2-B Asset Backed Notes, substantially in the form of Exhibit A-2-B.

                  "Class A-3 Interest Rate" means LIBOR + 0.19% per annum (computed on the basis of a 360-day year and the actual number of days in the related Interest Period).

                  "Class A-3 Notes", means the Class A-3 Asset Backed Notes, substantially in the form of Exhibit A-3.

                  "Class A-4 Interest Rate" means LIBOR + 0.36% per annum (computed on the basis of a 360-day year and the actual number of days in the related Interest Period).

                  "Class A-4 Notes" means the Class A-4 Asset Backed Notes, substantially in the form of Exhibit A-3.

                  "Class B Interest Rate" means 8.00% per annum (computed on the basis of a 360-day year of twelve 30-day months).

                  "Class B Notes" means the Class B 8.00% Asset Backed Notes, substantially in the form of Exhibit B.

                  "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" means March 26, 2003.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                  "Collateral" has the meaning specified in the Granting Clause of this Indenture.

                  "Controlling Party" means the Insurer, provided that if (i) an Insurer Default has occurred and is continuing or (ii) all amounts payable to the Class A Noteholders under the Indenture and the Insurer under the Insurance Agreement have been paid in full, then the Controlling Party means the Trustee acting at the direction of the Majority Noteholders.

                  "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business will be administered which office at the date of the execution of this Agreement is located at 4 New York Plaza, 6th Floor, New York, New York 10004-2477 (facsimile number (212) 623-5930), Attention: Institutional Trust Services/Structured Finance Services, Triad 2003-A, or at such other address as the Trustee may designate from time to time by notice to the Noteholders, the Insurer, the Servicer and the Issuer, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Noteholders, the Insurer, the Servicer and the Issuer).

                  "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "Definitive Notes" has the meaning specified in Section 2.10. The Class B Notes will initially be Definitive Notes.

                  "Distribution Date": The 12th day of any calendar month, or if such 12th day is not a Business Day, the Business Day immediately following such 12th day, commencing April 14, 2003.

                  "ERISA" has the meaning specified in Section 2.4.

                  "Event of Default" has the meaning specified in Section 5.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

                  "Grant" means mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument will include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

                  "Indebtedness" means, with respect to any Person at any time,
(a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

                  "Indenture" means this Indenture as amended and supplemented from time to time.

                  "Independent" means, when used with respect to any specified Person, that the person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Depositor and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

                  "Independent Certificate" means a certificate or opinion to be delivered to the Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, prepared by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate will state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

                  "Insurer Default" means the occurrence and continuance of any of the following events:

(a) the Insurer failing to make a payment required under the Note Policy in accordance with its terms;

(b) the Insurer (i) filing a petition or commencing any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) making a general assignment for the benefit of its creditors, or (iii) having an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

(c) a court of competent jurisdiction, the Wisconsin Department of Insurance or other competent regulatory authority has entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession of all or any material portion of the property of the Insurer by a custodian, trustee, agent or receiver.

                  "Insurer Issuer Secured Obligations" means all amounts and obligations which the Issuer may at any time owe to or on behalf of the Insurer under this Indenture, the Insurance Agreement or any other Basic Document.

                  "Interest Rate" means, with respect to the (i) Class A-1 Notes, the Class A-1 Interest Rate, (ii) Class A-2-A Notes, the Class A-2-A Interest Rate, (iii) Class A-2-B Notes, the Class A-2-B Interest Rate, (iv) Class A-3 Notes, the Class A-3 Interest Rate, (v) Class A-4 Notes, the Class A-4 Interest Rate and (vi) Class B Notes, the Class B Interest Rate.

                  "Issuer" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

                  "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Trustee.

                  "Issuer Secured Obligations" means the Insurer Issuer Secured Obligations and the Trustee Issuer Secured Obligations.

                  "Issuer Secured Parties" means each of the Trustee in respect of the Trustee Issuer Secured Obligations and the Insurer in respect of the Insurer Issuer Secured Obligations.

                  "LIBOR" means, with respect to any Interest Period, the rate determined by the Indenture Trustee on the related LIBOR Determination Date on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period). The Indenture Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period).

                  "LIBOR Business Day": Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed

                  "LIBOR Determination Date" means, with respect to each Interest Period, the second LIBOR Business Day preceding the commencement of such Interest Period.

                  "Majority Noteholders" means (i) if only the Class A Notes are Outstanding, the holders of a majority of the Class A Notes, measured by Outstanding Amount; (ii) if only the Class B Notes are Outstanding, the holders of a majority of the Class B Notes, measured by Outstanding Amount; or (iii) if both Class A and Class B Notes are Outstanding, the holders of a majority of the Class A Notes and Class B Notes together, measured by Outstanding Amount.

                  "Note" means a Class A-1 Note, a Class A-2-A Note, a Class A-2-B Note, a Class A-3 Note, a Class A-4 Note or a Class B Note.

                  "Note Owner" means, with respect to a Book-Entry Note, the person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Note Paying Agent" means the Trustee or any other Person that meets the eligibility standards for the Trustee specified in Section 6.11 and is authorized by the Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

                  "Note Policy" means the insurance policy issued by the Insurer with respect to the Class A Notes, including any endorsements thereto.

                  "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.4.

                  "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 and TIA
Section 314 (unless signed by the Owner Trustee on behalf of the Issuer), and delivered to the Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate will be to an Officer's Certificate of any Authorized Officer of the Issuer.

                  "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who is satisfactory to the Trustee and, if addressed to the Insurer, satisfactory to the Insurer, and which will comply with any applicable requirements of Section 11.1, and will be in form and substance satisfactory to the Trustee, and if addressed to the Insurer, satisfactory to the Insurer.

                  "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Trustee or any Note Paying Agent in trust for the Noteholders (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Trustee); and

                  (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that Class A Notes which have been paid with proceeds of the Note Policy will continue to remain Outstanding for purposes of this Indenture until the Insurer has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement as evidenced by a written notice from the Insurer delivered to the Trustee, and the Insurer will be deemed to be the Holder thereof to the extent of any payments thereon made by the Insurer; provided, further, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Servicer or any Affiliate of any of the foregoing Persons will be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee will be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Trustee either actually knows to be so owned or has received written notice thereof will be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor or any Affiliate of any of the foregoing Persons.

                  "Outstanding Amount" means the aggregate principal amount of all Notes, or class of Notes, as applicable, Outstanding at the date of determination.

                  "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 in lieu of a mutilated, lost, destroyed or stolen Note will be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

                  "Rating Agency Condition" means, with respect to any action, that each Rating Agency has been given 10 days (or such shorter period as will be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies has notified the Depositor, the

Servicer, the Insurer, the Trustee, the Owner Trustee and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes.

                  "Record Date" means, with respect to a Distribution Date or Redemption Date, the close of business on the Business Day immediately preceding such Distribution Date or Redemption Date.

                  "Redemption Date" means in the case of a redemption of the Notes pursuant to Section 10.1(a), the Distribution Date specified by the Servicer or the Issuer pursuant to Section 10.1(a) .

                  "Redemption Price" means in the case of a redemption of the Notes pursuant to Section 10.1(a), an amount equal to the then outstanding principal amount of each class of Notes being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date.

                  "Reference Banks": means any leading banks selected by the Servicer which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with Triad Financial Corporation or any affiliate thereof, (iii) whose quotations appear on the Reuters Screen LIBO Page on the relevant LIBOR Determination Date and (iv) which have been designated as such by the Indenture Trustee.

                  "Responsible Officer" means, with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and in each case, having direct responsibility for the administration of this agreement, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of March 1, 2003, among the Issuer, the Depositor, the Custodian, the Servicer, the Trustee and the Backup Servicer, as the same may be amended or supplemented from time to time.

                  "Scheduled Payments" has the meaning specified in the Note Policy.

                  "State" means any one of the 50 states of the United States of America or the District of Columbia.

                  "Swap Agreements" means the ISDA Master Agreements, dated as of March __, 2003, between the Issuer and the applicable Swap Provider, including the Schedule thereto, the Credit Support Annex thereto, the Confirmations relating to the Class A-2-B Notes, the Class A-3 Notes and the Class A-4 Notes, and together with any replacement swap agreements thereafter provided by the Insurer; provided that no additional swap agreements shall be a "Swap Agreement" under the Basic Documents for so long as the Swap Agreement is outstanding without the prior written consent of the applicable Swap Provider, unless the Swap Agreement has terminated as a result of an Event of Default or Termination Event relating to the Swap Provider.

                  "Swap Provider" means Ambac Financial Services, L.P., with respect to the Class A-2-B Notes, the Class A-3 Notes and the Class A-4 Notes, together with any replacement Swap Provider thereafter approved by the Insurer.

                  "Telerate Page 3750" is the display page named on the Moneyline Telerate (or any other page that replaces that page on that service for the purpose of displaying comparable name or rates).

                  "Termination Date" means the latest of (i) the expiration of the Note Policy and the return of the Note Policy to the Insurer for cancellation, (ii) the date on which the Insurer has received payment and performance of all Insurer Issuer Secured Obligations and (iii) the date on which the Trustee has received payment and performance of all Trustee Issuer Secured Obligations.

                  "Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders (including all property and interests Granted to the Trustee), including all proceeds thereof.

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and as in force on the date hereof, unless otherwise specifically provided.

                  "Trustee" means JPMorgan Chase Bank, a New York banking corporation, not in its individual capacity but as trustee under this Indenture, or any successor trustee under this Indenture.

                  "Trustee Issuer Secured Obligations" means all amounts and obligations which the Issuer may at any time owe to or on behalf of the Trustee for the benefit of the Noteholders under this Indenture, the Notes or any Basic Document.

                  "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

                  Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or the Trust Agreement.

                  SECTION 1.2       Incorporation by Reference of Trust
Indenture Act.

Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Issuer.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                  SECTION 1.3       Rules of Construction.

Unless the context otherwise requires:

                           (i)      a term has the meaning assigned to it;

                           (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with U.S. generally accepted accounting principles as in effect on the date of this Agreement;

                           (iii)    "or" is not exclusive;

                           (iv)     "including" means including without
                  limitation; and

                           (v) words in the singular include the plural and words in the plural include the singular.

                                   ARTICLE II

                                    The Notes

                  SECTION 2.1       Form.

The Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes, in each case together with the Trustee's certificate of authentication, will be in substantially the form set forth in Exhibits A-1, A-2-A, A-2-B, A-3, A-4 and B, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                  The Definitive Notes will be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                  Each Note will be dated the date of its authentication. The terms of the Notes set forth in Exhibits A-1, A-2-A, A-2-B, A-3, A-4 and B are part of the terms of this Indenture.

                  SECTION 2.2       Execution, Authentication and Delivery.

The Notes will be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                  Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer will bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  The Trustee will, upon receipt of the Note Policy and Issuer Order, authenticate and deliver Class A-1 Notes for original issue in an aggregate principal amount of $200,000,000, Class A-2-A Notes for original issue in an aggregate principal amount of $177,000,000, Class A-2-B Notes for original issue in an aggregate principal amount of $100,000,000, Class A-3 Notes for original issue in an aggregate principal amount of $228,000,000, Class A-4 Notes for original issue in an aggregate principal amount of $206,000,000 and Class B Notes for original issue in an aggregate principal amount of $90,149,138. The Class A-1 Notes, Class A-2-A Notes, Class A-2-B Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes outstanding at any time may not exceed such amounts except as provided in Section 2.5.

                  The Notes will be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples thereof (except for one Note of each class which may be issued in a denomination other than an integral multiple of $1,000).

                  No Note will be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  SECTION 2.3       Temporary Notes.

Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Trustee will authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                  If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes will be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer will execute and the Trustee will authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes will in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                  SECTION 2.4       Registration; Registration of Transfer and
Exchange.

The Issuer will cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Notes and the registration of transfers of Notes. The Trustee will be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer will promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

                  If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Trustee will have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Trustee will have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders of the Notes and the principal amounts and number of such Notes.

                  Subject to Sections 2.10 and 2.12, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(1) of the UCC are met the Issuer will execute and upon its request the Trustee will authenticate and the Noteholder will obtain from the Trustee, in the name of the designated transferee or transferees, one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount.

                  At the option of the Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, subject to Sections 2.10 and 2.12, if the requirements of Section 8-401(1) of the UCC are met the Issuer will execute and upon its request the Trustee will authenticate and the Noteholder will obtain from the Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

                  All Notes issued upon any registration of transfer or exchange of Notes will be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  No transfer of a Class B Note will be made unless (I) (a) such transfer (i) is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or (ii) is exempt from the registration requirements under the Securities Act and such state securities laws or (b) the Note Registrar is notified by such transferee that, with respect to the Class B Notes, such Class B Note will be registered in the name of the Clearing Agency or its nominee and will be held by such transferee in book-entry form through the Clearing Agency, and (II) such transfer is to a Person that satisfies the requirements of paragraph

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

(a)(2)(ii) of Rule 3a-7 as then in effect or any successor rule ("Rule 3a-7") under the Investment Company Act. Each prospective purchaser of the Class B Notes in the initial sale by the Issuer on the Closing Date will deliver completed and duly executed Transferee's Certificate (in the form of Exhibit C) to the Trustee. Each prospective purchaser of a Class B Note will deliver a completed and duly executed Transferee's Certificate (in the form of Exhibit D for "qualified institutional buyers"), to the Trustee and to the Transferor for inspection prior to effecting any requested transfer. The Issuer and the Trustee may rely conclusively upon the information contained in any such Transferee's Certificate and Transferor's Certificate in the absence of knowledge to the contrary. In connection with any transfer (other than (i) the transfer of any Class B Note that is or has become a Registered Note on or before such transfer or any transfer of a Class B Note held in book-entry form, (ii) the initial purchase of any Note by the initial purchasers who deliver a Transferee's Certificate in the form of Exhibit C and (iii) the purchase of any Class B Note by a purchaser who delivers a Transferee's Certificate in the form of Exhibit
D), the Trustee will require an Opinion of Counsel to the effect that such transfer may be effected without registration under the Securities Act, which Opinion of Counsel, if so required, will be addressed to the Issuer and the Trustee and will be secured at the expense of the Holder. The Trustee may rely upon the representation of any transferee made to the Trustee, and upon such Opinion of Counsel, and will be fully protected in so doing. Any Class B Note Owners will be deemed to have agreed to these restrictions on transfer.

                  In order to preserve the exemption for resales and transfers provided by Rule 144A under the Securities Act, the Issuer will provide to any Class B Noteholder and any prospective purchaser designated by such Class B Noteholder, upon request of such Class B Noteholder or such prospective purchaser, such information required by Rule 144A as will enable the resale of such Class B Note to be made pursuant to Rule 144A. The Trustee will cooperate with the Issuer in providing the Issuer such information regarding the Class B Notes, the Receivables and other matters regarding the Class B Notes as the Issuer will reasonably request to meet its obligations under the preceding sentence.

                  Every Note presented or surrendered for registration of transfer or exchange will be (i) duly endorsed by, or be accompanied by a written instrument of transfer in the form attached to Exhibits A-1, A-2-A, A-2-B, A-3, A-4 and B duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Trustee may require.

                  Notwithstanding the foregoing, in the case of any sale or other transfer of a Definitive Note, the transferor of such Definitive Note will be required to represent and warrant in writing that the prospective transferee either (a) is not (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), which is subject to the provisions of Title I of ERISA, (ii) a plan (as defined in section 4975(e)(1) of the Code), which is subject to Section 4975 of the Code, or (iii) an entity whose underlying assets are deemed to be assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity (any such entity described in clauses (i) through (iii), a

"Benefit Plan Entity") or (b) is a Benefit Plan Entity, it is purchasing a Class A Note and the acquisition and holding of such Definitive Note by such prospective transferee is covered by a Department of Labor Prohibited Transaction Class Exemption. Each transferee of a Book Entry Note that is a Benefit Plan Entity and is purchasing a Class A Note will be deemed to represent that its acquisition and holding of such Book Entry Note is covered by a Department of Labor Prohibited Transaction Class Exemption.

                  No service charge will be made to a Noteholder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

                  The preceding provisions of this Sections 2.4 notwithstanding, the Issuer will not be required to make and the Note Registrar will not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

                  SECTION 2.5       Mutilated, Destroyed, Lost or Stolen Notes.

If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trustee and the Insurer (unless an Insurer Default has occurred and is continuing) such security or indemnity as may be required by it to hold the Issuer, the Trustee and the Insurer harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer will execute and upon its request the Trustee will authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, has become or within seven days will be due and payable, or has been called for redemption, instead of issuing a replacement Note, the Issuer may direct the Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Trustee and the Insurer will be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and will be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

                  Upon the issuance of any replacement Note under this Section 2.5, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every replacement Note issued pursuant to this Section 2.5 in replacement of any mutilated, destroyed, lost or stolen Note will constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note will be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section 2.5 are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 2.6       Persons Deemed Owner.

Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee, or the Insurer may treat the Person in whose name any Note is registered (as of the Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Insurer, the Trustee nor any agent of the Issuer or the Trustee will be affected by notice to the contrary.

                  SECTION 2.7 Payment of Principal and Interest; Defaulted Interest.

                  (a) The Notes will accrue interest as provided in the forms of the Class A-1 Note, the Class A-2-A Note, the Class A-2-B Note, the Class A-3 Note, the Class A-4 Note and the Class B Note set forth in Exhibits A-1, A-2-A, A-2-B, A-3, A-4 and B, respectively, and such interest will be due and payable on each Distribution Date, as specified therein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date will be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer or check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the Final Scheduled Distribution Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a)) which will be payable as provided below. The funds represented by any such checks returned undelivered will be held in accordance with Section 3.3.

                  (b) The principal of each Note will be payable in installments on each Distribution Date, as applicable, as provided in the forms of the Class A-1 Note, the Class A-2-A Notes, the Class A-2-B Note, the Class A-3 Note, the Class A-4 Note and the Class B Note set forth in Exhibits A-1, A-2-A, A-2-B, A-3, A-4 and B, respectively. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable, if not previously paid, on the date on which an Event of Default has occurred and is continuing, and the Notes have been declared immediately due and payable in the manner provided in Section 5.2. All principal payments on each class of Notes will be made pro rata to the Noteholders of

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

such class entitled thereto. Upon written notice from the Issuer, the Trustee will notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice will be mailed or transmitted by facsimile prior to such final Distribution Date and will specify that such final installment will be payable only upon presentation and surrender of such Note and will specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes will be mailed to Noteholders as provided in Section 10.2.

                  (c) Promptly following the date on which all principal of and interest on the Notes has been paid in full and the Notes have been surrendered to the Trustee, the Trustee will, if the Insurer has paid any amount in respect of the Notes under the Note Policy or otherwise which has not been reimbursed to it, deliver such surrendered Notes to the Insurer.

                  SECTION 2.8       Cancellation.

All Notes surrendered for payment, registration of transfer, exchange or redemption will, if surrendered to any Person other than the Trustee, be delivered to the Trustee and will be promptly canceled by the Trustee. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered will be promptly canceled by the Trustee. No Notes will be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer will timely direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Trustee.

                  SECTION 2.9       Release of Collateral.

The Trustee will, on or after the Termination Date, release any remaining portion of the Trust Estate from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Trust Account. The Trustee will release property from the lien created by this Indenture pursuant to this Section 2.9 only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

                  SECTION 2.10      Book-Entry Notes.

The Class A Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to the Indenture Trustee on behalf of The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes will initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in
Section 2.12. The Class B Notes will, upon original issuance, be issued in the form of Definitive Notes to be delivered to the order of

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

the Depositor. With respect to the Book Entry Notes, unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.12:

                  (i) the provisions of this Section 2.10 will be in full force and effect;

                  (ii) the Note Registrar and the Trustee will be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and has no obligation to the Note Owners;

                  (iii)    to the extent that the provisions of this Section
         2.10 conflict with any other provisions of this Indenture, the provisions of this Section will control;

                  (iv) the rights of Note Owners will be exercised only through the Clearing Agency and will be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants;

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency will be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Trustee; and

                  (vi) Note Owners may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Trustee at the Corporate Trust Office.

                  SECTION 2.11      Notices to Clearing Agency.

With respect to the Book Entry Notes, whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes have been issued to Note Owners pursuant to Section 2.12, the Trustee will give all such notices and communications specified herein to be given to the Noteholders to the Clearing Agency, and has no obligation to the Note Owners.

                  SECTION 2.12      Definitive Notes.

                  If (i) the Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book Entry Notes, and the Servicer is unable to locate a qualified successor, (ii) the Servicer at its option advises the Trustee in writing that it elects to terminate the book-entry system through the

Clearing Agency or (iii) after the occurrence of an Event of Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Book Entry Notes advise the Trustee through the Clearing Agency in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of the Owners of the Book Entry Notes, then the Clearing Agency will notify all Owners of Book Entry Notes and the Trustee of the occurrence of any such event and of the availability of Definitive Notes to such Owners requesting the same. Upon surrender to the Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer will execute and the Trustee will authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Trustee will be liable for any delay in delivery of such instructions and may conclusively rely on, and will be fully protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Trustee will recognize the Holders of the Definitive Notes as Noteholders.

                                  ARTICLE III

                                    Covenants

                  SECTION 3.1       Payment of Principal and Interest.

                  The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Distribution Date deposited therein pursuant to the Sale and Servicing Agreement
(i) for the benefit of the Class A-l Notes, to Class A-1 Noteholders, (ii) for the benefit of the Class A-2-A Notes, to Class A-2-A Noteholders, (iii) for the benefit of the Class A-2-B Notes, to Class A-2-B Noteholders, (iv) for the benefit of the Class A-3 Notes, to Class A-3 Noteholders,(v) for the benefit of the Class A-4 Notes, to Class A-4 Noteholders and (vi) for the benefit of the Class B Notes, to the Class B Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal will be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

                  SECTION 3.2       Maintenance of Office or Agency.

                  The Issuer will maintain in New York, New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer will fail to maintain any such office or agency or will fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

                  SECTION 3.3       Money for Payments to be Held in Trust.

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

                  On or before each Distribution Date and Redemption Date, the Issuer will deposit or cause to be deposited in the Note Distribution Account from the Collection Account (and cause all other transfers to and from the accounts provided for herein to be made) an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Note Paying Agent is the Trustee) will promptly notify the Trustee of its action or failure so to act.

                  The Issuer will cause each Note Paying Agent other than the Trustee to execute and deliver to the Trustee and the Insurer an instrument in which such Note Paying Agent will agree with the Trustee (and if the Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums will be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Note Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Trustee, such Note Paying Agent will be released from all further liability with respect to such money.

                  Subject to applicable laws with respect to the escheat of funds, any money held by the Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable will be discharged from such trust and be paid to the Issuer on Issuer Request with the consent of the Insurer (unless an Insurer Default has occurred and is continuing) and will be deposited by the Trustee in the Collection Account; and the Holder of such Note will thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Note Paying Agent with respect to such trust money will thereupon cease; provided, however, that if such money or any portion thereof had been previously deposited by the Insurer or the Trustee for the payment of principal or interest on the Notes, to the extent any amounts are owing to the Insurer, such amounts will be paid promptly to the Insurer upon the Trustee's receipt of a written request by the Insurer to such effect; and provided, further, that the Trustee or such Note Paying Agent, before being required to make any such repayment, will at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which will not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee will also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or of any Note Paying Agent, at the last address of record for each such Holder).

                  SECTION 3.4       Existence.

                  Except as otherwise permitted by the provisions of Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or will be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

                  SECTION 3.5       Protection of Trust Estate.

                  The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Issuer Secured Parties to be prior to all other liens in respect of the Trust Estate, and the Issuer will take all actions necessary to obtain and maintain, in favor of the Trustee, for the benefit of the Issuer Secured Parties, a first lien on and a first priority, perfected security interest in the Trust Estate. The Issuer will from time to time prepare (or will cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) Grant more effectively all or any portion of the Trust Estate;

                  (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Trustee for the benefit of the Issuer Secured Parties created by this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv)     enforce any of the Collateral;

                  (v) preserve and defend title to the Trust Estate and the rights of the Trustee in such Trust Estate against the claims of all persons and parties;

                  (vi) pay all taxes or assessments levied or assessed upon the Trust Estate when due;

                  (vii) maintain or preserve all of the Issuer's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, including the Issuer's rights under the Purchase Agreement, to enforce the delivery requirements, representations and warranties and the cure and repurchase obligations of Triad under the Purchase Agreement;.

The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by and delivered to the Trustee pursuant to this Section.

                  SECTION 3.6       Opinions as to Trust Estate.

                  (a) On the Closing Date, the Issuer will furnish to the Trustee and the Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee, for the benefit of the Issuer Secured Parties, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (b) Within 120 days after the beginning of each calendar year, beginning with the first calendar year beginning more than six months after the Closing Date, the Issuer will furnish to the Trustee and the Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel will also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until January 31 in the following calendar year.

                  SECTION 3.7 Performance of Obligations; Servicing of Receivables.

                  (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the Basic Documents or such other instrument or agreement.

                  (b) The Issuer may contract with other Persons acceptable to the Insurer (so long as no Insurer Default has occurred and is continuing) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee and the Insurer in an Officer's Certificate of the Issuer will be deemed to be action taken by the Issuer; provided that the Issuer will remain liable for performing these duties hereunder. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

                  (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including, preparing (or causing to prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer will not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Trustee, the Insurer or the Majority Noteholders.

                  (d) If a responsible officer of the Issuer has actual knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, the Issuer will promptly notify the Trustee, the Insurer and the Rating Agencies thereof in accordance with Section 11.4, and will specify in such notice the action, if any, the Issuer is taking in respect of such default. If a Servicer Termination Event arises from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer will take all reasonable steps available to it to remedy such failure.

                  (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Depositor of their respective duties under the Basic Documents (x) without the prior consent of the Insurer (unless an Insurer Default has occurred and is continuing) or (y) if the effect thereof would adversely affect the Holders of the Notes.

                  SECTION 3.8       Negative Covenants.

                  So long as any Notes are Outstanding, the Issuer will not:

                  (i) except as expressly permitted by this Indenture or the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the

         Issuer, including those included in the Trust Estate, unless directed to do so by the Controlling Party;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate, or (D) amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Controlling Party.

                  SECTION 3.9       Annual Statement as to Compliance.

                  The Issuer will deliver to the Trustee and the Insurer, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 2003), and otherwise in compliance with the requirements of TIA Section 314(a)(4) an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

                  (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the other Basic Documents throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

                  SECTION 3.10      Issuer May Consolidate, Etc. Only on Certain
Terms.

                  (a) The Issuer will not consolidate or merge with or into any other Person, unless

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger will be a Person organized and existing under the laws of the

         United States of America or any state and will expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee and the Insurer (so long as no Insurer Default has occurred and is continuing), the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default has occurred and is continuing;

                  (iii) the Rating Agency Condition has been satisfied with respect to such transaction;

                  (iv) the Issuer has received an Opinion of Counsel (and has delivered copies thereof to the Trustee and the Insurer (so long as no Insurer Default has occurred and is continuing)) to the effect that such transaction will not have any material adverse tax consequence to the Trust, the Insurer, any Noteholder or the Certificateholder;

                  (v) any action as is necessary to maintain the lien and security interest created by this Indenture has been taken;

                  (vi) the Issuer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

                  (vii) so long as no Insurer Default has occurred and is continuing, the Issuer will have given the Insurer written notice of such conveyance or transfer at least 20 Business Days prior to the consummation of such action and will have received the prior written approval of the Insurer of such conveyance or transfer and the Issuer or the Person (if other than the Issuer) formed by or surviving such conveyance or transfer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

                  (b) The Issuer will not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person, unless

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted will (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, and the Insurer (so long as no Insurer Default has occurred and is continuing), the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each of the Basic Documents on the part of the Issuer to be performed or observed, all as provided herein,

         (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred will be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of persons, then one specified Person) will prepare (or cause to be prepared) and make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default has occurred and is continuing;

                  (iii) the Rating Agency Condition has been satisfied with respect to such transaction;

                  (iv) the Issuer has received an Opinion of Counsel (and will have delivered copies thereof to the Trustee and the Insurer (so long as no Insurer Default has occurred and is continuing)) to the effect that such transaction will not have any material adverse tax consequence to the Trust, the Insurer, any Noteholder or the Certificateholder;

                  (v) any action as is necessary to maintain the lien and security interest created by this Indenture has been taken;

                  (vi) the Issuer will have delivered to the Trustee and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

                  (vii) so long as no Insurer Default has occurred and is continuing, the Issuer will have given the Insurer written notice of such conveyance or transfer at least 20 Business Days prior to the consummation of such action and will have received the prior written approval of the Insurer of such consolidation or merger and the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

                  (c) The Issuer will not change its jurisdiction of organization without notifying the Trustee and the Insurer and taking any actions necessary to maintain a first priority secured lien under the Indenture.

                  SECTION 3.11      Successor or Transferee.

                  (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) will succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10 (b), Triad Automobile Receivables Trust 2003-A will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Trustee stating that Triad Automobile Receivables Trust 2003-A is to be so released.

                  SECTION 3.12      No Other Business.

                  The Issuer will not engage in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto.

                  SECTION 3.13      No Borrowing.

                  The Issuer will not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for
(i) the Notes, (ii) obligations owing from time to time to the Insurer under the Insurance Agreement and (iii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes will be used exclusively to fund the Issuer's purchase of the Receivables and the other assets specified in the Sale and Servicing Agreement, to fund the Spread Account and to pay the Issuer's organizational, transactional and start-up expenses.

                  SECTION 3.14      Servicer's Obligations.

                  The Issuer will cause the Servicer to comply with Sections 4.9, 4.10, 4.11 and 5.10 of the Sale and Servicing Agreement.

                  SECTION 3.15      Guarantees, Loans, Advances and Other
Liabilities.

                  Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer will not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                  SECTION 3.16      Capital Expenditures.

                  The Issuer will not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

                  SECTION 3.17      Compliance with Laws.

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

                  The Issuer will comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Basic Document.

                  SECTION 3.18      Restricted Payments.

                  The Issuer will not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Owner Trustee, the Trustee and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

                  SECTION 3.19      Notice of Events of Default.

                  Upon a responsible officer of the Issuer having actual knowledge thereof, the Issuer agrees to give the Trustee, the Insurer and the Rating Agencies prompt written notice of each Default or Event of Default hereunder and each default on the part of the Servicer or the Depositor of its obligations under the Sale and Servicing Agreement.

                  SECTION 3.20      Further Instruments and Acts.

                  Upon request of the Trustee or the Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                  SECTION 3.21 Amendments of Sale and Servicing Agreement and Trust Agreement.

                  The Issuer will not agree to any amendment to Section 12.1 of the Sale and Servicing Agreement or Section 10.1 of the Trust Agreement to eliminate the requirements thereunder that the Trustee or the Holders of the Notes consent to amendments thereto as provided therein.

                  SECTION 3.22      Income Tax Characterization.

                  For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness and each Noteholder (or beneficial Note Owner) will be deemed, by virtue of acquisition of its interest in such Note, to have agreed, to treat the Notes as indebtedness for all applicable tax reporting purposes.

                                   ARTICLE IV

                           Satisfaction and Discharge

                  SECTION 4.1       Satisfaction and Discharge of Indenture.

                  This Indenture will cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange,
(ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.20, 3.21 and 3.22, (v) the
rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under Section 6.7 and the obligations of the Trustee under
Section 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, will execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                           (A)      either

                           (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in
                  Section 2.5 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Trustee and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Trustee for cancellation and the Note Policy has expired and been returned to the Insurer for cancellation; or

                           (2) all Notes not theretofore delivered to the Trustee for cancellation

                           (i)      have become due and payable,

                           (ii) will become due and payable at their respective Final Scheduled Distribution Dates within one year, or

                           (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation when due to the Final Scheduled Distribution Date or Redemption Date (if Notes have been called for redemption pursuant to Section 10.1(a)), as the case may be;

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

                           (B) the Issuer has paid or caused to be paid all Insurer Issuer Secured Obligations and all Trustee Issuer Secured Obligations; and

                           (C) the Issuer has delivered to the Trustee and the Insurer an Officer's Certificate, an Opinion of Counsel and if required by the TIA, the Trustee or the Insurer (so long as no Insurer Default has occurred and is continuing) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
                  Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  SECTION 4.2       Application of Trust Money.

                  All moneys deposited with the Trustee pursuant to Section 4.1 will be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the other Basic Documents, to the payment, either directly or through any Note Paying Agent, as the Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

                  SECTION 4.3       Repayment of Moneys Held by Note Paying
Agent.

                  In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Note Paying Agent other than the Trustee under the provisions of this Indenture with respect to such Notes will, upon demand of the Issuer, be paid to the Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent will be released from all further liability with respect to such moneys.

                                   ARTICLE V

                                    Remedies

                  SECTION 5.1       Events of Default.

                  "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it is voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) default by the Issuer in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days; or

                  (ii) default by the Issuer in the payment of the principal of any Note on its Final Scheduled Distribution Date; or

                  (iii) if the Insurer is the Controlling Party, a Trigger Event (as defined under the Insurance Agreement) has occurred and is continuing; or

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

                  (iv)     a draw has been made on the Note Policy;

                  (v) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order remains unstayed and in effect for a period of 60 consecutive days; or

                  (vi) the commencement by the Issuer of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing; or

                  (vii) the Issuer becoming taxable as an association or a publicly traded partnership taxable as a corporation for federal or state tax purposes; or

                  (viii) on any Distribution Date, after taking into account the application of the sum of Available Funds for the related calendar month plus any available amounts from the Spread Account for the related Distribution Date, any amounts listed in clauses (i) through
         (vi) of Section 5.7(b) of the Sale and Servicing Agreement have not been paid in full; or

                  (ix) default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture, in any Basic Document or in any certificate or any other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same has been made, and such default will continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect will not have been eliminated or otherwise cured, for a period of 30 days (or for such longer period, not in excess of 90 days, as may be reasonably necessary to remedy such default) after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder.

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

                  The Issuer will deliver to the Trustee and the Insurer, within five days after knowledge of the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

                  SECTION 5.2       Rights Upon Event of Default.

                  (a) If an Event of Default has occurred and is continuing, the Controlling Party may exercise any of the remedies specified in
Section 5.4(a). In the event of any acceleration of any Notes by operation of this Section 5.2, the Trustee will continue to be entitled to make claims under the Note Policy pursuant to the Sale and Servicing Agreement for Scheduled Payments on the Notes. Payments under the Note Policy following acceleration of any Notes will be applied by the Trustee:

                  FIRST:            to Class A Noteholders for amounts due and
         unpaid on the Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest; and

                  SECOND:           first, to the Class A-1 Noteholders for
         amounts due and unpaid for principal, then to Holders of the other Classes of Class A Notes for amounts due and unpaid on such Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class A Notes for principal.

                  (b) In the event any Notes are accelerated due to an Event of Default, the Insurer has the right (in addition to its obligation to pay Scheduled Payments on the Notes in accordance with the Note Policy), but not the obligation, to make payments under the Note Policy or otherwise of interest and principal due on such Notes, in whole or in part, on any date or dates following such acceleration as the Insurer, in its sole discretion, will elect.

                  (c) If an Event of Default occurs and is continuing (other than Events of Default specified in Section 5.1(v) and (vi)), the Trustee may, with consent of the Insurer (if the Insurer is the Controlling Party), and will, at the direction of the Controlling Party, declare by written notice to the Issuer that the Notes become, whereupon they will become, immediately due and payable to par, together with accrued interest thereon. If an Event of Default specified in Section 5.1(v) or (vi) occurs, the Notes will automatically become due and payable at par, together with interest thereon, without any declaration or other act on the part of its Trustee, any Noteholder or the Controlling Party.

                  (d) If at any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Controlling Party, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

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

                                    (A)      all payments of principal of and
                           interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                                    (B)      all sums paid or advanced by the
                           Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

                  (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

                  No such rescission will affect any subsequent default or impair any right consequent thereto.

                  SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee.

                  (a) The Issuer covenants that, notwithstanding any rights of any other party herein to exercise any of its remedies as provided herein, if
(i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will pay to the Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest will be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

                  (b) Each Issuer Secured Party hereby irrevocably and unconditionally appoints the Controlling Party as the true and lawful attorney-in-fact of such Issuer Secured Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Controlling Party as well as in the name, place and stead of such Issuer Secured Party such acts, things and deeds for or on behalf of and in the name of such Issuer Secured Party under this Indenture (including specifically under Section 5.4) and under the Basic Documents which such Issuer Secured Party could or might do or which may be necessary, desirable or convenient in such Controlling Party's sole discretion to effect the purposes contemplated hereunder and under the Basic Documents and, without limitation, following the occurrence of an Event of Default, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Trust Estate.

                  (c) If an Event of Default occurs and is continuing, the Trustee may with the consent of the Controlling Party and will, at the direction of the Controlling Party, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Trustee or the Controlling Party will deem most effective to protect and enforce any such

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

rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

                  (d)      [Reserved.]

                  (e) In case there will be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official has been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Notes will then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee has made any demand pursuant to the provisions of this Section, will be entitled and empowered, by intervention in such proceedings or otherwise to, and may with the Insurer's consent (so long as the Insurer is the Controlling Party), and will, at the direction of the Controlling Party:

                  (i) file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

                  (ii) unless prohibited by applicable law and regulations, vote on behalf of the Noteholders in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                  (iii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and

                  (iv) file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Trustee, and, in the event that the Trustee will consent to the making of payments directly, to such Noteholders, to pay to the Trustee such amounts as will be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all

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

other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

                  (f) Nothing herein contained will be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                  (g) All rights of action and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or Proceedings instituted by the Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, will be for the ratable benefit of the Holders of the Notes.

                  (h) In any Proceedings brought by the Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture), the Trustee will be held to represent all the Holders of the Notes, and it will not be necessary to make any Noteholder a party to any such proceedings.

                  SECTION 5.4       Remedies.

                  (a) If an Event of Default has occurred and is continuing and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded, the Trustee may, with the consent of the Insurer (so long as the Insurer is the Controlling Party) and will, at the direction of the Controlling Party, do one or more of the following (subject to Section 5.5):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee and the Holders of the Notes; and

                  (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that

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

                           (A) if the Insurer is the Controlling Party, the Insurer may not sell or otherwise liquidate the Trust Estate unless the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest (except that, if the proceeds are not sufficient to discharge all amounts due the Class B Noteholders, and all of the Class B Noteholders have consented to such sale, then the Insurer may sell or liquidate the Trust Estate); or

                           (B) if the Trustee is the Controlling Party, the Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless

                                    (I)      such Event of Default is of the
                           type described in Section 5.1(i) or (ii), or

                                    (II)     either

                                             (x)      the Majority Noteholders
                                    consent thereto, or

                                             (y)      the proceeds of such sale
                                    or liquidation distributable to the
                                    Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest, or

                                             (z)      the Trustee determines
                                    that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Trustee provides prior written notice to the Rating Agencies and obtains the consent of Holders of 66-2/3% of the Outstanding Amount of the Notes.

                  In determining such sufficiency or insufficiency with respect to clause (y) and (z), the Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                  SECTION 5.5       Optional Preservation of the Receivables.

                  If the Trustee is the Controlling Party and if the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee may but need not maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Trustee will take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

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

                  SECTION 5.6       Priorities.

                  (a) Following (1) the acceleration of the Notes pursuant to Section 5.2 or (2) if an Insurer Default has occurred and is continuing, the occurrence of an Event of Default pursuant to Section 5.1(i), 5.1(ii), 5.1(v), 5.1(vi), 5.1(vii), 5.1(viii) or 5.1(ix) of this Indenture or (3) the receipt of Insolvency Proceeds pursuant to Section 10.1(b) of the Sale and Servicing Agreement, the Distribution Amount, including any money or property collected pursuant to Section 5.4 of this Indenture and any such Insolvency Proceeds, will be applied by the Trustee; after the payment of all amounts owing to the Trustee pursuant to Section 6.7 of the Indenture, on the related Distribution Date in the following order of priority:

                  FIRST:            amounts due and owing and required to be
         distributed to the Servicer (provided there is no Servicer Termination Event), the Swap Provider (excluding swap termination payments, if any), the Owner Trustee, the Trustee, and Back Up Servicer, respectively, pursuant to priorities (i) through (iii) of Section 5.7(b) of the Sale and Servicing Agreement and not previously distributed, in the order of such priorities as set forth therein and without limitation, preference or priority of any kind within such priorities;

                  SECOND:           to the Holders of the Class A Notes, for
         amounts due and unpaid on such Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest;

                  THIRD:            to Class B Noteholders for amounts due and
         unpaid on the Class B Notes for interest;

                  FOURTH:           to the Class A-1 Noteholders, for amounts
         due and unpaid on the Class A-1 Notes for principal, then, to the Holders of the other classes of Class A Notes, for amounts due and unpaid on such Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class A Notes for principal;

                  FIFTH:            amounts due and owing and required to be
         distributed to the Insurer pursuant to priority (vii), (xi) and (xiv) of Section 5.7(b) of the Sale and Servicing Agreement and not previously distributed;

                  SIXTH:            to the Swap Provider, for amounts due and
         owing and required to be distributed pursuant to priority (xvi) of
         Section 5.7(b) of the Sale and Servicing Agreement and not previously distributed;

                  SEVENTH:          to Class B Noteholders for amounts due and
         unpaid on the Class B Notes for principal; and

                  EIGHTH:           any remainder to the Holders of the
         Certificates.

                  (b) The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.6. At least 15 days before such record date the Issuer will mail to each Noteholder and the Trustee a notice that states the record date, the payment date and the amount to be paid.

                  SECTION 5.7       Limitation of Suits.

                  No Holder of any Note has any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Trustee to institute such Proceeding in respect of such Event of Default in its own name as Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings;

                  (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes; and

                  (vi)     the Insurer is not the Controlling Party;

it being understood and intended that no one or more Noteholders has any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

                  In the event the Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Outstanding Amount of the Notes, the Trustee will act at the direction of the group of Noteholders with the greater Outstanding Amount of Notes, provided, however, that in the event the Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Noteholders representing an equal Outstanding Amount of Notes, the Trustee in its sole discretion may determine what action, if any, will be taken, notwithstanding any other provisions of this Indenture.

                  SECTION 5.8 Unconditional Rights of Noteholders To Receive Principal and Interest.

                  Notwithstanding any other provisions in this Indenture, the Holder of any Note has the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of such Holder.

                  SECTION 5.9       Restoration of Rights and Remedies.

                  If the Controlling Party or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholders will, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders will continue as though no such Proceeding had been instituted.

                  SECTION 5.10      Rights and Remedies Cumulative.

                  No right or remedy herein conferred upon or reserved to the Controlling Party or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11      Delay or Omission Not a Waiver.

                  No delay or omission of the Trustee, the Controlling Party or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default will impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

                  SECTION 5.12      Control by Noteholders.

                  If the Trustee is the Controlling Party, the Majority Noteholders will have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to the Notes or exercising any trust or power conferred on the Trustee; provided that

                  (i) such direction will not be in conflict with any rule of law or with this Indenture;

                  (ii) subject to the express terms of Section 5.4, any direction to the Trustee to sell or liquidate the Trust Estate will be by the Noteholders representing not less than 100% of the Outstanding Amount of the Notes;

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

                  (iii) if the conditions set forth in Section 5.5 have been satisfied and the Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Trustee by Noteholders representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate will be of no force and effect; and

                  (iv) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction;

provided, however, that, subject to Article VI, the Trustee need not take any action that it determines might involve it in liability, financial or otherwise, without receiving indemnity satisfactory to it, or might materially adversely affect the rights of any Noteholders not consenting to such action.

                  SECTION 5.13      Waiver of Past Defaults.

                  The Insurer may, or if an Insurer Default has occurred and is continuing, prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.4, the Majority Noteholders may, waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Notes will be restored to their former positions and rights hereunder, respectively; but no such waiver will extend to any subsequent or other Default or impair any right consequent thereto.

                  Upon any such waiver, such Default will cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom will be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver will extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

                  SECTION 5.14      Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section will not apply to (a) any suit instituted by the Trustee or the Controlling Party, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

                  SECTION 5.15      Waiver of Stay or Extension Laws.

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

                  The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 5.16      Action on Notes.

                  The Trustee's right to seek and recover judgment on the Notes or under this Indenture will not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders will be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

                  SECTION 5.17      Performance and Enforcement of Certain
Obligations.

                  (a) Promptly following a request from the Trustee to do so and at the Servicer's expense, the Issuer agrees to take all such lawful action as the Trustee may request to compel or secure the performance and observance by the Servicer, of its obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Trustee, including the institution of legal or administrative actions or Proceedings to compel or secure performance by the Servicer of its obligations under the Sale and Servicing Agreement.

                  (b) If the Trustee is a Controlling Party and if an Event of Default has occurred and is continuing, the Trustee may, and, at the written direction of the Majority Noteholders will, subject to Article VI, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Servicer of its obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action will be suspended.

                                   ARTICLE VI

                                   The Trustee

                  SECTION 6.1       Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee will exercise, subject to the provisions of Article V, the rights and powers vested in it by this Indenture and the Basic Documents to which it is a Party and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b)      Except during the continuance of an Event of Default:

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations will be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee will examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i)      this paragraph does not limit the effect of Section
         6.1 (b);

                  (ii) the Trustee will not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee will not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

                  (d) The Trustee will not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer.

                  (e) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

                  (f) No provision of this Indenture will require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it has reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not assured to it.

                  (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee will be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

                  (h) The Trustee will, upon two Business Days' prior notice to the Trustee, permit any representative of the Insurer at the expense of the Trust, during the Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Trustee

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

relating to the Notes, to make copies and extracts therefrom and to discuss the Trustee's affairs and actions, as such affairs and actions relate to the Trustee's duties with respect to the Notes, with the Trustee's officers and employees responsible for carrying out the Trustee's duties with respect to the Notes.

                  (i) The Trustee will, and hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and Servicing Agreement.

                  (j) The Trustee will, and hereby agrees that it will, hold the Note Policy in trust, and will hold any proceeds of any claim on the Note Policy in trust solely for the use and benefit of the Noteholders.

                  (k) Without limiting the generality of this Section 6.1, the Trustee will have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust, (iv) to confirm or verify the contents of any reports or certificates delivered to the Trustee pursuant to this Indenture or the Sale and Servicing Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance of observance of any of the Issuer's, the Depositor's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer and as custodian of the Receivable Files under the Sale and Servicing Agreement.

                  (l) In no event will JPMorgan Chase Bank, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Statutory Trust Statute, common law, or the Trust Agreement.

                  SECTION 6.2       Rights of Trustee.

                  (a) The Trustee may conclusively rely on any report, certificate, opinion, statement or other document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Trustee will not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

                  (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee will not be responsible for any misconduct or negligence on the part of, or for the supervision of, Triad Financial Corporation, or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (d) The Trustee will not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes will be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) The Trustee will be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Noteholders or the Controlling Party, pursuant to the provisions of this Indenture, unless such Noteholders or the Controlling Party has offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Trustee will, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture, subject to Article V, with reasonable care and skill.

                  (g) The Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Insurer (so long as no Insurer Default has occurred and is continuing) or (if an Insurer Default has occurred and is continuing) by the Noteholders evidencing not less than 25% of the Outstanding Amount thereof; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination will be paid by the Person making such request, or, if paid by the Trustee, will be reimbursed by the Person making such request upon demand.

                  (h) The Trustee will not be liable for any losses on investments except for losses resulting from the failure of the Trustee to make an investment in accordance with instructions given in accordance hereunder. If the Trustee acts as the Note Paying Agent or Note Registrar, the rights and protections afforded to the Trustee will be afforded to the Note Paying Agent and Note Registrar.

                  (i) The Trustee will not be required to take notice or be deemed to have notice or knowledge of any Default or Event of Default or Servicer Termination Event unless a Responsible Officer of the Trustee has received written notice or obtained actual knowledge thereof. In the absence of receipt of such notice or actual knowledge, the Trustee may conclusively assume that there is no Default or Event of Default or Servicer Termination Event.

                  (j) Anything in this Agreement to the contrary notwithstanding, in no event will the Trustee liable for special, indirect or consequential loss or damage of any kind whatsoever

(including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  SECTION 6.3       Individual Rights of Trustee.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-Note Paying Agent may do the same with like rights. However, the Trustee must comply with Sections 6.11 and 6.12.

                  SECTION 6.4       Trustee's Disclaimer.

                  The Trustee will not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate or the Notes, it will not be accountable for the Issuer's use of the proceeds from the Notes, and it will not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

                  SECTION 6.5       Notice of Defaults.

                  If an Event of Default occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Trustee, the Trustee will mail to each Noteholder notice of the Default within 90 days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Trustee may withhold the notice if and so long as it in good faith determines that withholding the notice is in the interests of Noteholders.

                  SECTION 6.6       Reports by Trustee to Holders.

                  The Trustee will deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its federal and State income tax returns.

                  SECTION 6.7       Compensation and Indemnity.

                  (a) Pursuant to Section 5.7(b) of the Sale and Servicing Agreement, the Issuer will, or will cause the Servicer to, pay to the Trustee and the Backup Servicer from time to time compensation for its services as per a separate fee schedule. The Trustee's compensation will not be limited by any law on compensation of a trustee of an express trust. The Issuer will, or will cause the Servicer to reimburse the Trustee and the Backup Servicer for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses will include the reasonable compensation and expenses, disbursements and advances of the Trustee's and the Backup Servicer's agents, counsel, accountants and experts. The Issuer will, or will cause the Servicer to, indemnify the Trustee and the Backup Servicer and their respective officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by each of them in connection with the acceptance or the administration of this Trust and the performance of its duties hereunder. The Trustee or the Backup Servicer will notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Trustee or the Backup Servicer to so notify the Issuer and the Servicer will not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under Section 8.2 and Article XI of the Sale and Servicing Agreement. The Issuer will, or will cause the Servicer to, defend the claim, and if failure to provide separate counsel will result in a conflict of interest, the Trustee or the Backup Servicer may have separate counsel and the Issuer will cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee or the Backup Servicer through the Trustee's or the Backup Servicer's own willful misconduct, negligence or bad faith.

                  (b) The Issuer's payment obligations to the Trustee and the Backup Servicer pursuant to this Section 6.7 will survive the discharge of this Indenture or the respective earlier resignation or removal of the Trustee or the Backup Servicer. When the Trustee or the Backup Servicer incurs expenses after the occurrence of a Default specified in Section 5.1(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the Basic Documents, the Trustee agrees that the obligations of the Issuer (but not the Servicer) to the Trustee hereunder and under the Basic Documents will be recourse to the Trust Estate only and specifically will not be recourse to the assets of the Certificateholder or any Noteholder. In addition, the Trustee agrees that its recourse to the Issuer, the Trust Estate, the Depositor and amounts held in the Spread Account will be limited to the right to receive the distributions referred to in Section 5.7(b) of the Sale and Servicing Agreement and Section 5.6 hereof.

                  SECTION 6.8       Replacement of Trustee.

                  The Trustee may resign at any time by so notifying the Issuer and the Insurer. The Issuer may, with the consent of the Controlling Party, and will at the request of the Controlling Party, remove the Trustee, if:

                  (i)      the Trustee fails to comply with Section 6.11;

                  (ii) a court having jurisdiction in the premises in respect of the Trustee in an involuntary case or proceeding under federal or State banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or State bankruptcy, insolvency or other similar law, has entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Trustee or for any substantial part of the Trustee's property, or ordering the winding-up or liquidation of the Trustee's affairs;

                  (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or State bankruptcy, insolvency or similar law is commenced with respect to the Trustee and such case is not dismissed within 60 days;

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

                  (iv) the Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or State bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Trustee or for any substantial part of the Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

                  (v)      the Trustee otherwise becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer will promptly appoint a successor Trustee acceptable to the Insurer (so long as no Insurer Default has occurred and is continuing). If the Issuer fails to appoint such a successor Trustee, the Insurer may appoint a successor Trustee.

                  A successor Trustee will deliver a written acceptance of its appointment to the retiring Trustee, the Insurer (provided that no Insurer Default has occurred and is continuing) and to the Issuer. Thereupon the resignation or removal of the retiring Trustee will become effective, subject to satisfaction of the Rating Agency Condition and the successor Trustee will have all the rights, powers and duties of the retiring Trustee under this Indenture. The successor Trustee will mail a notice of its succession to Noteholders. The retiring Trustee, at the expense of the Trust, will promptly transfer all property held by it as Trustee to the successor Trustee.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed (notwithstanding that such resignation or removal is not effective), the retiring Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 6.11, any Noteholder with the Insurer's consent (unless an Insurer Default exists) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section will not become effective until acceptance of appointment by the successor Trustee pursuant to Section 6.8 and payment of all fees and expenses owed to the outgoing Trustee.

                  Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer's and the Servicer's obligations under Section 6.7 will continue for the benefit of the retiring Trustee.

                  SECTION 6.9       Successor Trustee by Merger.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act will be the

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successor Trustee; provided, that the surviving corporation must satisfy the eligibility criteria set forth in Section 6.11. The Trustee will provide the Rating Agencies prior written notice of any such transaction.

                  In case at the time such successor or successors by merger, conversion or consolidation to the Trustee will succeed to the trusts created by this Indenture any of the Notes will have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes will not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates will have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee will have.

                  SECTION 6.10      Appointment of Co-Trustee or Separate
Trustee.

                  (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Trustee with the consent of the Insurer (so long as no Insurer Default has occurred and is continuing) will have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder will be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee will be required under Section 6.8 hereof.

                  (b) Every separate trustee and co-trustee will, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee will be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee will be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) will be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder will be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

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                  (iii)    the Trustee may at any time accept the resignation of
         or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Trustee will be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee will refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, will be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument will be filed with the Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee will die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts will invest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  (e) Any and all amounts relating to the fees and expenses of the co-trustee or separate trustee will be borne by the Trust Estate.

                  SECTION 6.11      Eligibility: Disqualification.

                  The Trustee will at all times satisfy the requirements of TIA
Section 310(a). The Trustee will have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it will have a long term debt rating of BBB-, or an equivalent rating, or better by the Rating Agencies. The Trustee will provide copies of such reports to the Insurer upon request. The Trustee will comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there will be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

                  SECTION 6.12      Preferential Collection of Claims Against
Issuer.

                  The Trustee will comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed will be subject to TIA Section 311(a) to the extent indicated.

                  SECTION 6.13      Representations and Warranties of the
Trustee.

                  The Trustee represents and warrants to the Issuer and to each Issuer Secured Party as follows:

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                  (a)      Due Organization. The Trustee is a New York banking
corporation and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

                  (b) Corporate Power. The Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Trustee hereunder.

                  (c) Due Authorization. The execution and delivery by the Trustee of this Indenture and the other Transaction Documents to which it is a party, and the performance by the Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Trustee, or the performance by the Trustee, of this Indenture and such other Basic Documents.

                  (d) Valid and Binding Indenture. The Trustee has duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

                  SECTION 6.14      Waiver of Setoffs.

                  The Trustee hereby expressly waives any and all rights of setoff that the Trustee may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts will at all times be held and applied solely in accordance with the provisions hereof.

                  SECTION 6.15      Control by the Controlling Party.

                  The Trustee will comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Controlling Party, except that if any Event of Default has occurred and is continuing, the Trustee will act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Issuer.

                                  ARTICLE VII

                         Noteholders' Lists and Reports

                  SECTION 7.1 Issuer To Furnish To Trustee Names and Addresses of Noteholders.

                  The Issuer will furnish or cause to be furnished to the Trustee not more than five days after each Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Note Registrar, no such list will

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

be required to be furnished. The Trustee or, if the Trustee is not the Note Registrar, the Issuer will furnish to the Insurer in writing at such times as the Insurer may request a copy of the list.

                  SECTION 7.2 Preservation of Information; Communications to Noteholders.

                  (a) The Trustee will preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in such
Section 7.1 upon receipt of a new list so furnished.

                  (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

                  (c) The Issuer, the Trustee and the Note Registrar will have the protection of TIA Section 312(c).

                  SECTION 7.3       Reports by Issuer.

                  (a)      The Issuer will:

                  (i) file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) file with the Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the Trustee (and the Trustee will transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer will end on December 31 of each year.

                  SECTION 7.4       Reports by Trustee.

                  If required by TIA Section 313(a), within 60 days after each May 31, beginning with May 31, 2004, the Trustee will mail to each Noteholder as required by TIA Section 313(c) a brief

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report dated as of such date that complies with TIA Section 313(a). The Trustee also will comply with TIA Section 313(b).

                  A copy of each report at the time of its mailing to Noteholders will be filed by the Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer will notify the Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

                  SECTION 8.1       Collection of Money.

                  Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and will receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Trustee will apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action will be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

                  SECTION 8.2       Release of Trust Estate.

                  (a) Subject to the payment of its fees and expenses and other amounts pursuant to Section 6.7, the Trustee may (with the Insurer's consent, so long as the Insurer is the Controlling Party), and will at the Controlling Party's direction, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article VIII will be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (b) The Trustee will, at such time as there are no Notes outstanding, all sums due the Trustee pursuant to Section 6.7 and all sums due the Insurer under the Insurance Agreement have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Trustee will release property from the lien of this Indenture pursuant to this Section 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of
Section 11.1.

                  SECTION 8.3       Opinion of Counsel.

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

                  The Trustee will receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Trustee may also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel will not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

                                   ARTICLE IX

                             Supplemental Indentures

                  SECTION 9.1 Supplemental Indentures Without Consent of Noteholders.

                  Without the consent of the Holders of any Notes but with the consent of the Insurer (unless an Insurer Default has occurred and is continuing) and with prior notice to the Rating Agencies by the Issuer, as evidenced to the Trustee, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which will conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Trustee, for any of the following purposes; provided that such action will not adversely affect the interests of the Holders of the Notes or of the Insurer as evidenced by an Opinion of Counsel to the Issuer:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture;

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

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as will be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                  (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as will be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

                  The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  SECTION 9.2       Supplemental Indentures with Consent of
Noteholders.

                  The Issuer and the Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies, with the consent of the Insurer (unless an Insurer Default has occurred and is continuing) and with the consent of the Majority Noteholders, by Act of such Holders delivered to the Issuer and the Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that, if an Insurer Default has occurred and is continuing, such supplemental indenture will not materially and adversely affect the interests of the Insurer; provided further, that the consent of the Swap Provider will also be required to enter into any such supplemental indenture if the terms thereof adversely affect in any material respect the interest of the Swap Provider; provided further, however, that subject to the express rights of the Insurer under the Basic Documents, no such supplemental indenture will, without the consent of the Holder of each Outstanding Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

                  (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                  (iii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

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

                  (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (v) reduce the percentage of the Outstanding Amount of the Notes required to direct the Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4;

                  (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

                  (viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

                  During the period when the Swap Agreements are in effect, or, if the Swap Agreements are no longer in effect, until such time as no amounts are, or could be, due and owing to the Swap Provider, the Trustee will not execute and deliver any amendment or modification to: (1) this Agreement (including, without limitation, any such amendment or modification to any defined term used in this Agreement) that would adversely affect the interests of the Swap Provider under this Agreement, including without limitation any such amendment, modification or supplement that would (i) reduce in any manner the amount of, delay the timing of or change the manner (including the priority of payments) in which payments received on or with respect to the Receivables are required to be distributed with respect to the Class A-2-B Notes, the Class A-3 Notes or the Class A-4 Notes, or diminish or delay the obligations of the Trust to the Swap Provider, (ii) increase or change the timing of any obligations of the Swap Provider under the Swap Agreement, (iii) adversely affect the Swap Provider's ability to enforce or protect its rights or remedies, (iv) adversely affect the ability of the Trust to timely and fully perform its obligations under this Agreement or under the Swap Agreements or (v) adversely affect or change the rights of the Swap Provider or the benefits accorded to the Swap Provider under this Agreement or under the Swap Agreements, or (2) the Note Policy. Any such amendment, modification or supplement without the Swap Provider's prior written consent (which consent shall not be unreasonably withheld or delayed unless clause (1)(i), (1)(ii), (1)(iii) or (2) of the immediately preceding sentence applies) shall not be binding on the Swap Provider. For the avoidance of doubt, the term "adversely" as used in this paragraph (c) shall be determined with the interests of the Swap Provider in mind.

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

                  The Trustee may determine whether or not any Notes would be affected by any supplemental indenture and any such determination will be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee will not be liable for any such determination made in good faith.

                  It will not be necessary for any Act of Noteholders under this
Section 9.2 to approve the particular form of any proposed supplemental indenture, but it will be sufficient if such Act will approve the substance thereof.

                  Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section 9.2, the Trustee will mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, will not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 9.3       Execution of Supplemental Indentures.

                  In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the amendments or modifications thereby of the trusts created by this Indenture, the Trustee will be entitled to receive, will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but will not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

                  SECTION 9.4       Effect of Supplemental Indenture.

                  Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture will be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer and the Holders of the Notes will thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture will be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 9.5       Conformity With Trust Indenture Act.

                  Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX will conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture will then be qualified under the Trust Indenture Act.

                  SECTION 9.6       Reference in Notes to Supplemental
Indentures.

                  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Trustee will, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If

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

the Issuer or the Trustee will so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                   ARTICLE X

                               Redemption of Notes

                  SECTION 10.1      Redemption.

                  (a) The Notes are subject to redemption in whole, but not in part, at the direction of the Servicer pursuant to Section 10.1(a) of the Sale and Servicing Agreement, on any Distribution Date on which the Servicer exercises its option to purchase the Owner Trust Estate, other than the Trust Accounts, on the last day of any Collection Period as of which the Pool Balance will be less than or equal to 10% of the Original Pool Balance, (with the consent of the Insurer if such purchase would result in a claim on the Note Policy or would result in any amount owing to the Insurer under the Insurance Agreement remaining unpaid) pursuant to said Section 10.1(a), for a purchase price equal to the Redemption Price; provided, however, that the Issuer has available funds sufficient to pay the Redemption Price. The Servicer or the Issuer will furnish the Insurer and the Rating Agencies notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.1(a), the Servicer or the Issuer will furnish notice of such election to the Trustee not later than 25 days prior to the Redemption Date and the Issuer will deposit with the Trustee in the Collection Account the Redemption Price of the Notes to be redeemed at least two Business Days prior to the Redemption Date whereupon all such Notes will be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.2 to each Holder of Notes.

                  (b) In the event that the assets of the Trust are distributed pursuant to Section 8.1 of the Trust Agreement, all amounts on deposit in the Note Distribution Account will be paid to the Noteholders up to the Outstanding Amount of the Notes and all accrued and unpaid interest thereon. If amounts are to be paid to Noteholders pursuant to this Section 10.1(b), the Servicer or the Issuer will, to the extent practicable, furnish notice of such event to the Trustee not later than 45 days prior to the Redemption Date whereupon all such amounts will be payable on the Redemption Date.

                  SECTION 10.2      Form of Redemption Notice.

                  Notice of redemption under Section 10.1 will be given by the Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

                  All notices of redemption will state:

                  (i)      the Redemption Date;

                  (ii)     the Redemption Price;

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

                  (iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments will be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Redemption Price (which will be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

                  (iv) that interest on the Notes will cease to accrue on the Redemption Date.

                  Notice of redemption of the Notes will be given by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note will not impair or affect the validity of the redemption of any other Note.

                  SECTION 10.3      Notes Payable on Redemption Date.

                  The Notes to be redeemed will, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to Section 10.1(a)), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer will default in the payment of the Redemption Price) no interest will accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XI

                                  Miscellaneous

                  SECTION 11.1      Compliance Certificates and Opinions, etc.

                  Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer will furnish to the Trustee and to the Insurer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) if requested by the Trustee an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  (a) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture will include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

                  (b)      (i)      Prior to the deposit of any Collateral or
other property or securities with the Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, other than in connection with a release of any Purchased Receivable or Liquidated Receivable, the Issuer will, in addition to any obligation imposed in
Section 11.1(a) or elsewhere in this Indenture, furnish to the Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                  (ii) Whenever the Issuer is required to furnish to the Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (i) above, the Issuer will also deliver to the Trustee and the Insurer an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than 1% percent of the Outstanding Amount of the Notes.

                  (iii) Other than with respect to the release of any Purchased Receivables or Liquidated Receivables, whenever any property or securities are to be released from the lien of this Indenture, the Issuer will also furnish to the Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (iii) above, the Issuer will also furnish to the Trustee and the Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables and Defaulted Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than 1 percent of the then Outstanding Amount of the Notes.

                  (v) Notwithstanding Section 2.9 or any other provision of this Section 11.1(b), the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

                  SECTION 11.2      Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Depositor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Depositor or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer will deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document will in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing will not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                  SECTION 11.3      Acts of Noteholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action will become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 11.3.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Trustee.

                  (c)      The ownership of Notes will be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes will bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                  SECTION 11.4 Notices, etc., to Trustee, Issuer and Rating Agencies.

                  All demands, notices and communications hereunder will be in writing and will be deemed to have been duly given to the addressee if mailed, by first-class registered mail, postage prepaid service, confirmed facsimile transmission, or a nationally recognized express courier, as follows:

     If to the Trustee:       JPMorgan Chase Bank
                              4 New York Plaza, 6th Floor
                              New York, New York 10004-2477
                              Attention: Institutional Trust Services/Structured
                                         Finance Services, Triad 2003-A

     If to the Issuer:        Triad Automobile Receivables Trust 2003-A
                              in care of Wilmington Trust Company
                              Rodney Square North
                              1100 N. Market Street
                              Wilmington, Delaware 19890

     with a copy to:          Triad Financial Corporation
                              7711 Center Avenue, Suite 100
                              Huntington Beach, CA 92647
                              Attention: Chief Financial Officer
                              with a separate copy mailed to the
                              attention of: Vice President, Legal

The Issuer will promptly transmit any notice received by it from the Noteholders to the Trustee.

     If to the Insurer:       Ambac Assurance Corporation
                              One State Street Plaza
                              New York, New York 10004
                              Attention: Structured Finance Department - ABS
                              Telecopy No.: 212-208-3547
                              Confirmation: 212-668-0340

     with a copy to the attention of:

                              Michael Babick, Vice President
                              Telecopy No.: 212-363-1459
                              Confirmation: 212-208-3407

     If to the Swap Provider: Ambac Financial Services, L.P.
                              One State Street Plaza
                              New York, New York 10004
                              Attention: Managing Director
                              Telecopy No.: 212-208-3480
                              Confirmation: 212-208-3130

In each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Note Policy or with respect to which failure on the part of the Insurer to respond will be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel "URGENT MATERIAL ENCLOSED."

     If to Moody's:           Moody's Investors Service, Inc.
                              99 Church Street, 4th Floor
                              New York, New York 10007
                              Attention: ABS Monitoring Department

     If to Standard & Poor's: Standard & Poor's
                              A Division of The McGraw-Hill Companies, Inc. 55 Water Street, 40th Floor
                              New York, New York 10041
                              Attention of Asset Backed Surveillance
                              Department

     If to Fitch Ratings:     Fitch Ratings
                              One State Street Plaza
                              New York, New York 10004
                              Attention: ABS Group.

or, as to each of the foregoing, at such other address as will be designated by written notice to the other parties. Any such demand, notice or communication hereunder will be deemed to have been received on the date delivered to or received at the premises of the addressee as evidenced by the date noted on the return receipt.

                  SECTION 11.5      Notices to Noteholders; Waiver.

                  Where this Indenture provides for notice to Noteholders of any event, such notice will be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder will affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner here in provided will conclusively be presumed to have been duly given.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Noteholders will be filed with the Trustee but such filing will not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it will be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as will be satisfactory to the Trustee will be deemed to be a sufficient giving of such notice.

                  Where this Indenture provides for notice to the Rating Agencies, failure to give such notice will not affect any other rights or obligations created hereunder, and will not under any circumstance constitute a Default or Event of Default.

                  SECTION 11.6      [Reserved]

                  SECTION 11.7      Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision will control.

                  The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                  SECTION 11.8      Effect of Headings and Table of Contents.

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

                  The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

                  SECTION 11.9      Successors and Assigns.

                  All covenants and agreements in this Indenture and the Notes by the Issuer will bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture will bind its successors. All agreements of the Trustee in this Indenture will bind its successors.

                  SECTION 11.10     Separability.

                  In case any provision in this Indenture or in the Notes will be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

                  SECTION 11.11     Benefits of Indenture.

                  The Insurer and its successors and assigns will be a third-party beneficiary to the provisions of this Indenture, and will be entitled to rely upon and directly to enforce such provisions of this Indenture so long as no Insurer Default has occurred and is continuing. The Swap Providers will be third-party beneficiaries to the provisions of this Indenture. Nothing in this Indenture or in the Notes, express or implied, will give to any Person, other than the parties hereto and their successors hereunder, the Insurer, and the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Insurer may disclaim any of its rights and powers under this Indenture (in which case the Trustee may exercise such right or power hereunder), but not its duties and obligations under the Note Policy, upon delivery of a written notice to the Trustee.

                  In exercising any of its voting rights, rights to direct or consent or any other rights as the Insurer under this Indenture or any other Basic Document, subject to the terms and conditions of this Indenture, the Insurer will not have any obligation or duty to any Person to consider or take into account the interests of any Person and will not be liable to any Person for any action taken by it or at its discretion or any failure by it to act or to direct that any action be taken, without regard to whether such inaction or action benefits or adversely affects any Noteholder, the Issuer or any other Person.

                  Without limiting the generality of this Section 11.11, the Insurer, so long as it is the Controlling Party, will be entitled to instruct the Trustee, by delivery of a written direction in the form of a Removal Direction (as defined in Section 1.3 of the Intercreditor Agreement), to remove the Servicer in accordance with such direction if the Insurer has terminated the Servicer pursuant to the terms of the Sale and Servicing Agreement, and the Trustee will, upon receipt of such Removal Direction from the Insurer, act in accordance with the instructions of the Insurer and in accordance with the procedures as set forth in Section 1.3 of the Intercreditor Agreement.

                  SECTION 11.12     Legal Holidays.

                  In any case where the date on which any payment is due will not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date an which nominally due, and no interest will accrue for the period from and after any such nominal date.

                  SECTION 11.13     Governing Law.

                  THIS INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER WILL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 11.14     Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

                  SECTION 11.15     Recording of Indenture.

                  If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trustee or any other counsel reasonably acceptable to the Trustee and the Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Indenture.

                  SECTION 11.16     Trust Obligation.

                  No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Servicer, the Owner Trustee, the Backup Servicer or the Trustee on the Notes or under this Indenture, any other Basic Document or any certificate or other writing delivered in connection herewith or therewith, against (i) the Depositor, the Servicer, the Trustee, the Backup Servicer or the Owner Trustee (including in its individual capacity), (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Depositor, the Servicer, the Trustee, the Backup Servicer or the Owner Trustee (including in its individual capacity), any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Owner Trustee, the Backup Servicer or the Trustee or of any successor or assign of the Depositor, the Servicer, the Trustee, the Backup Servicer or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee, the Backup Servicer and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary will be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee will be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

                  SECTION 11.17     Limitation of Liability of Owner Trustee.

                  Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event will Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse will be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee will be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

                  SECTION 11.18     No Petition.

                  The Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Depositor, or the Issuer, or join in any institution against the Depositor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

                  SECTION 11.19     Inspection.

                  The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee or of the Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. Notwithstanding anything herein to the contrary, the foregoing will not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Trustee's business or that of its affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Trustee or an affiliate or an officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by the Indenture approved in advance by the Servicer or the Issuer or (E) to any independent or internal auditor, agent, employee or attorney of the Trustee having a need to know the same, provided that the Trustee advises such recipient of the confidential nature of the information being disclosed, or (iii) any other disclosure authorized by the Servicer or the Issuer.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                                 TRIAD AUTOMOBILE RECEIVABLES TRUST
                                 2003-A,

                                 By: WILMINGTON TRUST COMPANY, not in
                                     its individual capacity but solely as Owner
                                     Trustee

                                 By: /s/ Patricia A. Evans
                                     -----------------------
                                     Name:  Patricia A. Evans
                                     Title: Assistant Vice President

                                 JPMORGAN CHASE BANK,
                                 not in its individual capacity but solely as Trustee

                                 By: /s/ Sora Jun
                                     -----------------------
                                     Name:  Sora Jun
                                     Title: Trust Officer

                                   [Indenture]

                                                                     EXHIBIT A-1

REGISTERED                                                          $200,000,000

No. RB-A-1

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                             CUSIP NO. 895787AM1

                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A

                        CLASS A-1 1.25% ASSET BACKED NOTE

                  Triad Automobile Receivables Trust 2003-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $200,000,000 and the denominator of which is $200,000,000 by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-1 Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note will be due and payable on April 12, 2004 (the "Final Scheduled Distribution Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from March 26, 2003. Interest will be computed on the basis of a 360-day year and the actual number of days in the related Interest Period. Such principal of and interest on this Note will be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and

                                     A-1-1
private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Note Policy") issued by Ambac Assurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of Scheduled Payments with respect to each Distribution Date will be paid on or prior to the such Distribution Date, all as more fully set forth in the Note Policy, the Indenture and the related Sale and Servicing Agreement.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                     A-1-2

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                   TRIAD AUTOMOBILE RECEIVABLES TRUST
                                   2003-A

                                   By: WILMINGTON TRUST COMPANY, not in its
                                       individual capacity but solely as Owner
                                       Trustee

                                   By:__________________________________________
                                      Name:
                                      Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: March __, 2003               JPMORGAN CHASE BANK, not in its individual
                                   capacity but solely as Trustee

                                   By:__________________________________________
                                      Authorized Signer

                                     A-1-3

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-1 1.25% Asset Backed Notes (herein called the "Class A-1 Notes"), all issued under an Indenture dated as of March 1, 2003 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and JPMorgan Chase Bank, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture) to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, will have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A-1 Notes, the Class A-2-A Notes, The Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes (together, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class A-1 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 12th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing April 14, 2003. The term "Distribution Date," will be deemed to include the Final Scheduled Distribution Date.

                  As described above, the entire unpaid principal amount of this Note will be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note will be due and payable on the Redemption Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable (i) on the date on which an Event of Default has occurred and is continuing and the Insurer has declared the Notes to be immediately due and payable in the manner provided in the Indenture so long as no Insurer Default has occurred and is continuing, at the direction of the Insurer or (ii) if an Insurer Default has occurred and is continuing, on the date on which an Event of Default has occurred and is continuing and the Trustee or the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class A-1 Notes will be made pro rata to the Class A-1 Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, will be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks will be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date will be binding

                                     A-1-4
upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in New York, New York.

                  The Issuer will pay interest on overdue installments of interest at the Class A-1 Interest Rate to the extent lawful.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees
(i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Owner Trustee or the Trustee or of any successor or assign of the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary will be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

                                     A-1-5

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and the Insurer and any agent of the Issuer, the Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Insurer nor any such agent will be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Insurer and of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) will be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Noteholders under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture will be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder will be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants,

                                     A-1-6
obligations and indemnifications have been made for the sole purposes of binding the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder will have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-1-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________
                     (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated___________________________________(1)     ________________________________
                                                Signature Guaranteed:

________________________________________        ________________________________

--------------------------

         (1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-1-8

                                                                   EXHIBIT A-2-A

REGISTERED                                                          $177,000,000

No. RB-A-2-1

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                             CUSIP NO. 895787AN9

                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A

                       CLASS A-2-A 1.59% ASSET BACKED NOTE

                  Triad Automobile Receivables Trust 2003-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED SEVENTY SEVEN MILLION DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $177,000,000 and the denominator of which is $177,000,000 by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-2-A Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note will be due and payable on May 12, 2006 (the "Final Scheduled Distribution Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from March 26, 2003. Interest will be computed on the basis of a 360 day year consisting of twelve 30-day months. Such principal of and interest on this Note will be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and

                                    A-2-A-1
private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Note Policy") issued by Ambac Assurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of the Noteholders' Interest Scheduled Payments with respect to each Distribution Date will be paid on or prior to the such Distribution Date, all as more fully set forth in the Note Policy, the Indenture and the related Sale and Servicing Agreement.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                    A-2-A-2

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                  TRIAD AUTOMOBILE RECEIVABLES TRUST
                                  2003-A

                                  By: WILMINGTON TRUST COMPANY, not in its
                                      individual capacity but solely as Owner
                                      Trustee

                                  By:___________________________________________
                                     Name:
                                     Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: March _, 2003               JPMORGAN CHASE BANK, not in its individual
                                  capacity but solely as Trustee

                                  By:___________________________________________
                                     Authorized Signer

                                    A-2-A-3

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2-A 1.59% Asset Backed Notes (herein called the "Class A-2-A Notes"), all issued under an Indenture dated as of March 1, 2003 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and JPMorgan Chase Bank, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture) to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, will have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes (together, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class A-2 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 12th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing April 14, 2003. The term "Distribution Date," will be deemed to include the Final Scheduled Distribution Date.

                  As described above, the entire unpaid principal amount of this Note will be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note will be due and payable on the Redemption Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable (i) on the date on which an Event of Default has occurred and is continuing and the Insurer has declared the Notes to be immediately due and payable in the manner provided in the Indenture so long as no Insurer Default has occurred and is continuing or (ii) if an Insurer Default has occurred and is continuing, on the date on which an Event of Default has occurred and is continuing and the Trustee or the holders have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class A-2 Notes will be made pro rata to the Class A-2 Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, will be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks will be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date will be binding

                                    A-2-A-4
upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in New York, New York.

                  The Issuer will pay interest on overdue installments of interest at the Class A-2-A Interest Rate to the extent lawful.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees
(i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Owner Trustee or the Trustee or of any successor or assign of the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary will be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

                                    A-2-A-5

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and the Insurer and any agent of the Issuer, the Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Insurer nor any such agent will be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Insurer and of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) will be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Noteholders under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture will be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder will be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants,

                                    A-2-A-6
obligations and indemnifications have been made for the sole purposes of binding the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder will have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                    A-2-A-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________
                     (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated___________________________________(1)       ______________________________
                                                  Signature Guaranteed:

________________________________________          ______________________________

----------------------------------

         (1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                    A-2-A-8

                                                                   EXHIBIT A-2-B

REGISTERED                                                          $100,000,000

No. RB-A-2-2

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                             CUSIP NO. 895787AP4

                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A

                   CLASS A-2-B LIBOR + 0.09% ASSET BACKED NOTE

                  Triad Automobile Receivables Trust 2003-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED MILLION DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $100,000,000 and the denominator of which is $100,000,000 by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-2-B Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note will be due and payable on May 12, 2006 (the "Final Scheduled Distribution Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from March 26, 2003. Interest will be computed on the basis of a 360 day year and the actual number of days in the related Interest Period. Such principal of and interest on this Note will be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and

                                    A-2-B-1
private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Note Policy") issued by Ambac Assurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of the Noteholders' Interest Scheduled Payments with respect to each Distribution Date will be paid on or prior to the such Distribution Date, all as more fully set forth in the Note Policy, the Indenture and the related Sale and Servicing Agreement.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                    A-2-B-2

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                  TRIAD AUTOMOBILE RECEIVABLES TRUST
                                  2003-A

                                  By: WILMINGTON TRUST COMPANY, not in its
                                      individual capacity but solely as Owner
                                      Trustee

                                  By:___________________________________________
                                     Name:
                                     Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: March _, 2003               JPMORGAN CHASE BANK, not in its individual
                                  capacity but solely as Trustee

                                  By:___________________________________________
                                     Authorized Signer

                                    A-2-B-3

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2-B LIBOR + 0.09% Asset Backed Notes (herein called the "Class A-2-B Notes"), all issued under an Indenture dated as of March 1, 2003 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and JPMorgan Chase Bank, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture) to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, will have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes (together, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class A-2 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 12th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing April 14, 2003. The term "Distribution Date," will be deemed to include the Final Scheduled Distribution Date.

                  As described above, the entire unpaid principal amount of this Note will be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note will be due and payable on the Redemption Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable (i) on the date on which an Event of Default has occurred and is continuing and the Insurer has declared the Notes to be immediately due and payable in the manner provided in the Indenture so long as no Insurer Default has occurred and is continuing or (ii) if an Insurer Default has occurred and is continuing, on the date on which an Event of Default has occurred and is continuing and the Trustee or the holders have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class A-2 Notes will be made pro rata to the Class A-2 Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, will be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks will be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date will be binding

                                    A-2-B-4
upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in New York, New York.

                  The Issuer will pay interest on overdue installments of interest at the Class A-2-B Interest Rate to the extent lawful.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees
(i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Owner Trustee or the Trustee or of any successor or assign of the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary will be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

                                    A-2-B-5

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and the Insurer and any agent of the Issuer, the Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Insurer nor any such agent will be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Insurer and of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) will be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Noteholders under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture will be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder will be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants,

                                    A-2-B-6
obligations and indemnifications have been made for the sole purposes of binding the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder will have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                    A-2-B-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________
                     (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated___________________________________(1)       ______________________________
                                                  Signature Guaranteed:

________________________________________          ______________________________

----------------------------------

         (1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                    A-2-B-8

                                                                     EXHIBIT A-3

REGISTERED                                                          $228,000,000

No. RB-A-3

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                             CUSIP NO. 895787AR0

                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A

                    CLASS A-3 LIBOR + 0.19% ASSET BACKED NOTE

                  Triad Automobile Receivables Trust 2003-A, a Delaware statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED TWENTY-EIGHT MILLION DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $228,000,000 and the denominator of which is $228,000,000 by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-3 Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note will be due and payable on July 12, 2007 (the "Final Scheduled Distribution Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from April 14, 2003. Interest will be computed on the basis of a 360-day year and the actual number of days in the related Interest Period. Such principal of and interest on this Note will be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and

                                     A-3-1
private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  The Class A Notes are entitled to the benefits of a financial guaranty insurance policy (the "Note Policy") issued by Ambac Assurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of Scheduled Payments with respect to each Distribution Date will be paid on or prior to the such Distribution Date, all as more fully set forth in the Note Policy, the Indenture and the related Sale and Servicing Agreement.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                     A-3-2

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                  TRIAD AUTOMOBILE RECEIVABLES TRUST
                                  2003-A

                                  By: WILMINGTON TRUST COMPANY, not in its
                                      individual capacity but solely as Owner
                                      Trustee

                                  By:___________________________________________

                                     Name:

                                     Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: March __, 2003              JPMORGAN CHASE BANK, not in its individual
                                  capacity but solely as Trustee

                                  By:___________________________________________

                                     Authorized Signer

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-3 LIBOR + 0.19% Asset Backed Notes (herein called the "Class A-3 Notes"), all issued under an Indenture dated as of March 1, 2003 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and JPMorgan Chase Bank, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture) to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, will have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes (together, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class A-3 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 12th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing April 14, 2003. The term "Distribution Date," will be deemed to include the Final Scheduled Distribution Date.

                  As described above, the entire unpaid principal amount of this Note will be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note will be due and payable on the Redemption Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable (i) on the date on which an Event of Default has occurred and is continuing and the Insurer has declared the Notes to be immediately due and payable in the manner provided in the Indenture so long as no Insurer Default has occurred and is continuing or (ii) if an Insurer Default has occurred and is continuing, on the date on which an Event of Default has occurred and is continuing and the Trustee or the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class A-3 Notes will be made pro rata to the Class A-3 Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, will be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks will be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date will be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. For purposes of determining the outstanding principal amount of this Note, the records of the Trustee will be determinative. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in New York, New York.

                  The Issuer will pay interest on overdue installments of interest at the Class A-3 Interest Rate to the extent lawful.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note will be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees
(i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Owner Trustee or the Trustee or of any successor or assign of the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary will be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

                                     A-3-5

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and the Insurer and any agent of the Issuer, the Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Insurer nor any such agent will be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Insurer and of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) will be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Noteholders under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture will be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder will be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants,

                                     A-3-6
obligations and indemnifications have been made for the sole purposes of binding the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder will have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-3-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________
                     (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated___________________________________(1)       ______________________________
                                                  Signature Guaranteed:

________________________________________          ______________________________

----------------------------------

         (1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-3-8

                                                                     EXHIBIT A-4

REGISTERED                                                          $206,000,000

No. RB-A-4

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                             CUSIP NO. 895787AT6

                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A

                    CLASS A-4 LIBOR + 0.36% ASSET BACKED NOTE

                  Triad Automobile Receivables Trust 2003-A, a Delaware statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED SIX MILLION DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $206,000,000 and the denominator of which is $206,000,000 by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-4 Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note will be due and payable on September 14, 2009 (the "Final Scheduled Distribution Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from March 26, 2003. Interest will be computed on the basis of a 360-day year and the actual number of days in the related Interest Period. Such principal of and interest on this Note will be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and

                                     A-4-1
private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  The Class A Notes are entitled to the benefits of a financial guaranty insurance policy (the "Note Policy") issued by Ambac Assurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of Scheduled Payments with respect to each Distribution Date will be paid on or prior to such Distribution Date, all as more fully set forth in the Note Policy, the Indenture and the related Sale and Servicing Agreement.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                     A-4-2

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                  TRIAD AUTOMOBILE RECEIVABLES TRUST
                                  2003-A

                                  By: WILMINGTON TRUST COMPANY, not in its
                                      individual capacity but solely as Owner
                                      Trustee

                                  By:___________________________________________
                                     Name:
                                     Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: March __, 2003              JPMORGAN CHASE BANK, not in its individual
                                  capacity but solely as Trustee

                                  By:___________________________________________
                                     Authorized Signer

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-4 LIBOR + 0.36% Asset Backed Notes (herein called the "Class A-4 Notes"), all issued under an Indenture dated as of March 1, 2003 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and JPMorgan Chase Bank, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture) to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, will have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes (together, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class A-4 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 12th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing April 14, 2003. The term "Distribution Date," will be deemed to include the Final Scheduled Distribution Date.

                  As described above, the entire unpaid principal amount of this Note will be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note will be due and payable on the Redemption Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable (i) on the date on which an Event of Default has occurred and is continuing and the Insurer has declared the Notes to be immediately due and payable in the manner provided in the Indenture so long as no Insurer Default has occurred and is continuing or (ii) if an Insurer Default has occurred and is continuing, on the date on which an Event of Default has occurred and is continuing and the Trustee or the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class A-4 Notes will be made pro rata to the Class A4 Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, will be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks will be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date will be binding

                                     A-4-4
upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in New York, New York.

                  The Issuer will pay interest on overdue installments of interest at the Class A-4 Interest Rate to the extent lawful.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees
(i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Owner Trustee or the Trustee or of any successor or assign of the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary will be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

                                     A-4-5

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and the Insurer and any agent of the Issuer, the Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Insurer nor any such agent will be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Insurer and of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) will be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Noteholders under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture will be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder will be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants,

                                     A-4-6
obligations and indemnifications have been made for the sole purposes of binding the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder will have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-4-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________
                     (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated___________________________________(1)     ________________________________
                                                Signature Guaranteed:

________________________________________        ________________________________

--------------------------

         (1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-4-8

                                                                       EXHIBIT B

REGISTERED                                                           $90,149,138

No. RB-B

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                  THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN SECTION 2.4 OF THE INDENTURE. BY ITS ACCEPTANCE OF THIS NOTE THE HOLDER OF THIS NOTE HAS REPRESENTED TO THE ISSUER AND THE TRUSTEE THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

                  NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS EITHER (I)(A) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR IS EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS, OR (B) THE NOTE REGISTRAR IS NOTIFIED BY SUCH TRANSFEREE THAT, WITH RESPECT TO THE NOTES, SUCH NOTES WILL BE REGISTERED IN THE NAME OF THE CLEARING AGENCY OR ITS NOMINEE AND WILL BE HELD BY SUCH TRANSFEREE IN BOOK-ENTRY FORM THROUGH THE CLEARING AGENCY, AND (II) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (III) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE (A) THE TRUSTEE WILL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE TRUSTEE AND THE ISSUER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION WILL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE ISSUER, AND (B) THE TRUSTEE MAY REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH WILL NOT BE AT THE EXPENSE OF THE ISSUER OR THE TRUSTEE) SATISFACTORY TO THE ISSUER AND THE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT

VIOLATE THE SECURITIES ACT. NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR NOTES WITH A FACE AMOUNT OF LESS THAN $100,000 AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN A BANK (AS DEFINED IN SECTION 3(A)(2) OF THE SECURITIES ACT) ACTING IN ITS FIDUCIARY CAPACITY), FOR NOTES WITH A FACE AMOUNT OF LESS THAN $100,000, FOR EACH SUCH THIRD PARTY.

                  NO TRANSFER OF THIS NOTE WILL BE PERMITTED TO BE MADE TO ANY PERSON UNLESS THE TRUSTEE HAS RECEIVED A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT EITHER (I) THE TRANSFEREE IS NOT AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR (B) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (II) A DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION APPLIES TO THE TRANSFEREE'S ACQUISITION AND CONTINUED HOLDING OF THIS CLASS A NOTE. EACH TRANSFEREE OF A BENEFICIAL INTEREST IN THIS NOTE WILL HAVE MADE ONE OF THE FOREGOING REPRESENTATIONS.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  THE CLASS B NOTES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A NOTES, AS SET FORTH MORE FULLY IN THE INDENTURE AND THE SALE AND SERVICING AGREEMENT.

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A

                         CLASS B 8.00% ASSET BACKED NOTE

                  Triad Automobile Receivables Trust 2003-A, a Delaware statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of NINETY MILLION ONE HUNDRED FORTY-NINE THOUSAND ONE HUNDRED THIRTY-EIGHT DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $90,149,138 and the denominator of which is $90,149,138 by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class B Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note will be due and payable on December 14, 2009 (the "Final Scheduled Distribution Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from March 26, 2003. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note will be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                  TRIAD AUTOMOBILE RECEIVABLES TRUST
                                  2003-A

                                  By: WILMINGTON TRUST COMPANY, not in its
                                      individual capacity but solely as Owner
                                      Trustee

                                  By:___________________________________________
                                     Name:
                                     Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: March __, 2003              JPMORGAN CHASE BANK, not in its individual
                                  capacity but solely as Trustee

                                  By:___________________________________________
                                     Authorized Signer

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class B 8.00% Asset Backed Notes (herein called the "Class B Notes"), all issued under an Indenture dated as of March 1, 2003 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and JPMorgan Chase Bank, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture) to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, will have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes (together, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class B Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 12th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing April 14, 2003. The term "Distribution Date," will be deemed to include the Final Scheduled Distribution Date.

                  As described above, the entire unpaid principal amount of this Note will be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note will be due and payable on the Redemption Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable (i) on the date on which an Event of Default has occurred and is continuing and the Insurer has declared the Notes to be immediately due and payable in the manner provided in the Indenture so long as no Insurer Default has occurred and is continuing or (ii) if an Insurer Default has occurred and is continuing, on the date on which an Event of Default has occurred and is continuing and the Trustee or the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class B Notes will be made pro rata to the Class B Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, will be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks will be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date will be binding upon all future Holders of this

Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in New York, New York.

                  The Issuer will pay interest on overdue installments of interest at the Class B Interest Rate to the extent lawful.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees
(i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Owner Trustee or the Trustee or of any successor or assign of the Depositor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary will be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and the Insurer and any agent of the Issuer, the Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee, the Insurer nor any such agent will be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Insurer and of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) will be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Noteholders under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture will be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder will be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made for the sole purposes of binding the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder will have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________
                          (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated___________________________________(1)     ________________________________
                                                Signature Guaranteed:

________________________________________        ________________________________

--------------------------

         (1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT C

                  [FORM OF CERTIFICATE AS TO INITIAL PURCHASE]

                                     [date]

Triad Automobile Receivables Trust 2003-A
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington Delaware 19890-0001
Attention: Corporate Trust Administration

JPMorgan Chase Bank
4 New York Plaza, 6th floor
New York, New York 10004-2477
Attention: Institutional Trust Services/Structured
           Finance Services, Triad Auto Trust 2003-A

                  Re: Triad Automobile Receivables Trust 2003-A Asset Backed Notes, Class B

                  Dear Sirs:

                  In connection with the proposed purchase by the buyer listed below (the "Buyer") of the above-referenced Notes (the "Notes") issued pursuant to the Indenture dated as of March 1, 2003 (the "Indenture") between Triad Automobile Receivables Trust 2003-A, as Issuer (the "Issuer"), and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"), relating to the Triad Automobile Receivables Trust 2003-A Asset Backed Notes, the Buyer advises you as follows:

                           (i) it (a) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Notes and is able to bear the economic risks of such investment; (b) is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended, and is acquiring beneficial ownership of the Notes for its own account or for the account of another "qualified institutional buyer"; (c) satisfies the requirements of paragraph
                                    (a)(2)(ii) of Rule 3a-7 under the Investment
                                    Company Act of 1940, as amended, and (d) understands that the Issuer and the Indenture Trustee are relying on such representations in connection with the issuance of the Notes;

                           (ii) it has reviewed the Prospectus Supplement (including the section captioned "Risk Factors" therein) and such other materials and information with respect to the Notes, the Issuer and Triad Financial Corporation (the "Originator") as it deems necessary and has been afforded the opportunity to make inquiry of the Issuer and the Originator and to receive answers, and has received all information requested;

                           (iii) it understands that the Notes have not been registered or qualified under the 1933 Act or the securities laws of any state;

                           (iv) it has not distributed the Prospectus Supplement or any other materials relating to the Notes to anyone other than its counsel or other advisor, and no one other than such counsel or advisor has used its copies of such documents; and

                           (v) it (a) is not, and is not acting on behalf of or investing the assets of, (x) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA or (y) a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code (each, a "Benefit Plan") or (b) is entitled to exemptive relief pursuant to a Department of Labor prohibited transaction class exemption with respect to the its acquisition and continued holding of such Notes.

                                Very truly yours,

                                [BUYER]

                                By:_____________________________________________

                                Name:

                                Title:

                                                                       EXHIBIT D

       [FORM OF "QUALIFIED INSTITUTIONAL BUYER" TRANSFEREE'S CERTIFICATE]

                                     [date]

Triad Automobile Receivables Trust 2003-A
c/o Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004
Attention:        Institutional Trust Services/Structured
                  Finance Services, Triad Auto Trust 2003-A

Re:               Triad Automobile Receivables Trust 2003-A
                  Asset Backed Notes, Class B

Dear Sirs:

                  In connection with the proposed purchase by the buyer listed below (the "Buyer") of the above-referenced Notes (the "Notes") issued pursuant to the Indenture dated as of March 1, 2003 (the "Indenture") between Triad Automobile Receivables Trust 2003-A (the "Issuer") and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"), relating to Triad Automobile Receivables Trust 2003-A Asset Backed Notes, the Buyer advises you as follows:
(i) the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and is acquiring beneficial ownership of the Notes for its own account or for the account of another "qualified institutional buyer"; and (ii) the Buyer satisfies the requirements of paragraph (a)(2)(ii) of Rule 3a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition to the foregoing, you may rely on the information provided in Annex 1 or 2, as applicable, attached hereto and incorporated herein.

                  The Buyer understands that the Notes have not been registered under the 1933 Act or the notes laws of any state. The Buyer acknowledges that it has independently conducted such investigation and evaluation of the merits and the risks involved in an investment in the Notes and has received such information (whether from the Issuer, Triad Financial Special Purpose LLC, the transferor from which it proposes to purchase Notes, or from any other source) as the Buyer has deemed necessary and advisable in order to make its investment decision. The Buyer has had any questions arising from such investigation and evaluation answered by the Issuer to the satisfaction of the Buyer. The Buyer is a sophisticated institutional investor, having such knowledge and experience in financial and business matters generally, and with respect to asset-backed notes and investments in "non-prime" and "sub-prime" automobile loans specifically, that it is capable of independently evaluating the merits and risks of investment in the Notes. In the normal course of its business, the Buyer invests in or purchases notes similar to the Notes. The Buyer is aware that it may be required to bear the economic risk of an investment in the Notes for an indefinite period of time, and it is able to bear such risk for an indefinite period.

                                   Very truly yours,

                                   [BUYER]

                                   By:__________________________________________
                                   Name:
                                   Title:

                                   Taxpayer ID:_________________________________

                                   Name in which
                                   Note is
                                   to be Registered:____________________________

                                   Address for Notices     _____________________

                                      _____________________

                                      _____________________

                                   Payment Instructions_________________________

                                                            ANNEX 1 TO EXHIBIT D

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

                  The undersigned hereby certifies as follows to the parties listed in the "Qualified Institutional Buyer" Transferee's Certificate to which this certification relates with respect to the Rule 144A Securities described therein:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

                  2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_____________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         - Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         - Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         - Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000

--------------------------------

                  (1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                  as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         -        Broker-dealer. The Buyer is a dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934.

         - Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

         - State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         - ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         - Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisers Act of 1940.

         - Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         - Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

         - Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively State or Local Plans or ERISA Plans as defined above, and no participant of the Buyer is an individual retirement account or an H.R. 10 (Keogh) plan.

                  3. The Buyer (i) is not, and is not acting on behalf of or investing the assets of, (a) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA or (b) a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code (each, a "Benefit Plan") or (ii) is entitled to exemptive relief pursuant to a Department of Labor prohibited transaction class exemption with respect to the Buyer's acquisition and continued holding of such Note.

                  4.       The term "securities" as used herein does not include
(i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                  5. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

                  6. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                  7. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a Bank or Savings and Loan as provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                    ____________________________________________
                                    Print Name of Buyer

                                    By:_________________________________________
                                    Name:
                                    Title:

                                    Date:_______________________________________

                                                            ANNEX 2 TO EXHIBIT D

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers that are Registered Investment Companies]

                  The undersigned hereby certifies as follows to the parties listed in the "Qualified Institutional Buyer" Transferee's Certificate to which this certification relates with respect to the Rule 144A Securities described therein:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Buyer.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

         - The Buyer owned $________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         - The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The Buyer (i) is not, and is not acting on behalf of or investing the assets of, (a) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA or (b) a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code (each, a "Benefit Plan") or (ii) is entitled to exemptive relief pursuant to a Department of Labor prohibited transaction class exemption with respect to the Buyer's acquisition and continued holding of such Note.

                  4. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  5.       The term "securities" as used herein does not include
(i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  6. The Buyer is familiar with Rule 144A and understands that the parties listed in the "Qualified Institutional Buyer" Transferee's Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  7. Until the date of purchase of the Rule 144A Securities, the undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    ____________________________________________
                                    Print Name of Buyer or Adviser

                                    By:_________________________________________
                                    Name:
                                    Title:

                                    IF AN ADVISER:

                                    ____________________________________________
                                    Print Name of Buyer

                                    Date:_______________________________________

                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY

================================================================================

                              AMENDED AND RESTATED

                                 TRUST AGREEMENT

                                      among

                       TRIAD FINANCIAL SPECIAL PURPOSE LLC
                                   Depositor,

                           TRIAD FINANCIAL CORPORATION
                                  Administrator
                                       and

                            WILMINGTON TRUST COMPANY
                                  Owner Trustee

                           Dated as of March 26, 2003

================================================================================